Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2008 and 2007

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Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2008 and 2007
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Forest City Enterprises, Inc. Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investments in and Advances to Affiliates	26-27
Real Estate and Related Nonrecourse Mortgage Debt	28-29
Forest City Rental Properties Corporation Consolidated Balance Sheet Information	30-31
Consolidated Earnings Information	32-33
Real Estate Activity	34-37
Results of Operations Summary	38-40
Reconciliation of Net Earnings to EBDT	41-42
Summary of EBDT	43-54
Property Listing	55-67

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2008 and other factors that might cause differences, some of which could be material, include, but are not limited to, general real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, dependence on rental income from real property, reliance on major tenants, the effect of economic and market conditions on a nationwide basis as well as in our primary markets, vacancies in our properties, downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, department store consolidations, international activities, the impact of terrorist acts, risks associated with an investment in and operation of a professional sports team, conflicts of interests, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility, the level and volatility of interest rates, the continued availability of tax-exempt government financing, effects of uninsured or underinsured losses, environmental liabilities, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, changes in market conditions, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $10 billion of assets in 27 states and the District of Columbia at January 31, 2008. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at January 31, 2008. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-K for the year ended January 31, 2008. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties on pages 55-67.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 40-42 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the fiscal years ended January 31, 2008 and 2007.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 40), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages
6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 43-54.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2008 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Vice President - Finance and Investment
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - January 31, 2008 and 2007
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2008	January 31, 2008	January 31, 2007	January 31, 2007

Retail
Comparable	94.1%	94.4%	94.6%	94.7%
Total	92.1%	92.6%	93.1%	93.7%
Office
Comparable	92.7%	93.1%	93.6%	93.0%
Total	89.7%	89.9%	90.1%	91.3%
Residential
Comparable	93.2%	95.7%	95.3%	95.7%
Total	91.9%	91.6%	92.6%	91.6%
Hotels
Comparable and Total (1)		70.0%		67.7%
Comparable ADR and Total ADR (1)		$141.60		$136.32
Retail and office occupancy as of January 31, 2008 and 2007 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of January 31, 2008 and 2007 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2008 and 2007 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2007 and 2006 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the year ended January 31, 2008 and 2007.
(1)	Total Hotel Average Occupancy Year-to-Date and Total ADR for January 31, 2007 have been restated to exclude University Park at MIT Hotel, which was sold during the year ended January 31, 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both the three months and years ended January 31, 2008 and 2007. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as the strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 43-54.

Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended January 31, 2008		Year Ended January 31, 2008

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	5.2%	6.8%	6.8%	6.9%

Office	3.7%	2.0%	2.0%	2.1%

Hotel	-33.9%	-31.5%	5.2%	4.9%

Residential	1.1%	1.4%	3.6%	4.2%

Total	2.9%	2.9%	4.4%	4.6%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended January 31, 2008					Three Months Ended January 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$56,769	$2,632	$2,638	$-	$56,775	$53,963	$2,232	$1,430	$-	$53,161	5.2%	6.8%

Total	68,553	3,214	6,520	-	71,859	62,219	2,902	4,296	186	63,799

Office Buildings
Comparable	45,879	3,041	944	-	43,782	44,227	2,556	1,261	-	42,932	3.7%	2.0%

Total	55,062	1,271	1,861	-	55,652	43,321	2,400	1,294	-	42,215

Hotels
Comparable	2,158	-	270	-	2,428	3,266	-	281	-	3,547	-33.9%	-31.5%

Total	1,526	(23)	1,156	-	2,705	3,388	-	491	(405)	3,474

Earnings from Commercial Land Sales	15,096	879	-	-	14,217	18,989	1,556	395	-	17,828

Other	(5,848)	(407)	(33)	-	(5,474)	(7,766)	2,622	(14)	-	(10,402)

Total Commercial Group
Comparable	104,806	5,673	3,852	-	102,985	101,456	4,788	2,972	-	99,640	3.3%	3.4%

Total	134,389	4,934	9,504	-	138,959	120,151	9,480	6,462	(219)	116,914

Residential Group
Apartments
Comparable	23,467	763	7,270	-	29,974	23,216	652	6,999	-	29,563	1.1%	1.4%

Total	26,352	1,000	8,068	724	34,144	39,601	1,162	8,372	5,404	52,215

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	11,260	-	730	-	11,990	5,576	-	145	-	5,721

Sale of Residential Development Project	(28)	-	-	-	(28)	-	-	-	-	-

Total Residential Group
Comparable	23,467	763	7,270	-	29,974	23,216	652	6,999	-	29,563	1.1%	1.4%

Total	37,584	1,000	8,798	724	46,106	45,177	1,162	8,517	5,404	57,936

Total Rental Properties
Comparable	128,273	6,436	11,122	-	132,959	124,672	5,440	9,971	-	129,203	2.9%	2.9%

Total	171,973	5,934	18,302	724	185,065	165,328	10,642	14,979	5,185	174,850

Land Development Group	31,018	4,397	273	-	26,894	46,777	2,269	130	-	44,638

The Nets	(5,825)	-	738	-	(5,087)	(619)	-	1	-	(618)

Corporate Activities	(6,945)	-	-	-	(6,945)	(10,436)	-	-	-	(10,436)

Grand Total	$190,221	$10,331	$19,313	$724	$199,927	$201,050	$12,911	$15,110	$5,185	$208,434

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Year Ended January 31, 2008					Year Ended January 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$213,752	$20,018	$11,240	$-	$204,974	$200,100	$17,447	$9,173	$-	$191,826	6.8%	6.9%

Total	248,889	13,126	24,098	-	259,861	210,793	17,228	13,207	1,994	208,766

Office Buildings
Comparable	182,336	18,938	4,226	-	167,624	178,688	18,854	4,366	-	164,200	2.0%	2.1%

Total	198,961	9,676	7,443	-	196,728	174,399	18,767	4,399	-	160,031

Hotels
Comparable	14,093	-	1,106	-	15,199	13,398	-	1,096	-	14,494	5.2%	4.9%

Total	14,738	118	2,611	-	17,231	14,130	-	1,947	10,715	26,792

Earnings from Commercial Land Sales	23,555	1,670	-	-	21,885	37,143	2,684	641	-	35,100

Other	(16,983)	5,908	(908)	-	(23,799)	(24,919)	6,815	(5)	-	(31,739)

Total Commercial Group
Comparable	410,181	38,956	16,572	-	387,797	392,186	36,301	14,635	-	370,520	4.6%	4.7%

Total	469,160	30,498	33,244	-	471,906	411,546	45,494	20,189	12,709	398,950

Residential Group
Apartments
Comparable	92,745	2,840	28,806	-	118,711	89,540	2,627	27,004	-	113,917	3.6%	4.2%

Total	108,293	4,433	38,075	7,191	149,126	107,318	3,838	31,766	24,016	159,262

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	24,826	-	1,823	-	26,649	12,052	-	305	-	12,357

Sale of Residential Development Project	17,607	-	-	-	17,607	-	-	-	-	-

Total Residential Group
Comparable	92,745	2,840	28,806	-	118,711	89,540	2,627	27,004	-	113,917	3.6%	4.2%

Total	150,726	4,433	39,898	7,191	193,382	119,370	3,838	32,071	24,016	171,619

Total Rental Properties
Comparable	502,926	41,796	45,378	-	506,508	481,726	38,928	41,639	-	484,437	4.4%	4.6%

Total	619,886	34,931	73,142	7,191	665,288	530,916	49,332	52,260	36,725	570,569

Land Development Group	43,396	5,194	676	-	38,878	99,056	5,055	790	-	94,791

The Nets	(20,878)	-	3,427	-	(17,451)	(14,703)	-	2,812	-	(11,891)

Corporate Activities	(41,916)	-	-	-	(41,916)	(41,196)	-	-	-	(41,196)

Grand Total	$600,488	$40,125	$77,245	$7,191	$644,799	$574,073	$54,387	$55,862	$36,725	$612,273

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended January 31, 2008					Three Months Ended January 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$406,043	$19,717	$87,410	$703	$474,439	$348,254	$20,200	$145,274	$14,055	$487,383
Exclude straight-line rent adjustment (1)	(9,018)	-	-	-	(9,018)	(6,995)	-	-	-	(6,995)

Adjusted revenues	397,025	19,717	87,410	703	465,421	341,259	20,200	145,274	14,055	480,388

Operating expenses	240,602	10,374	52,582	170	282,980	216,889	7,379	94,094	9,840	313,444
Add back non-Real Estate depreciation and amortization (b)	3,233	-	4,160	-	7,393	639	-	(99)	-	540
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	20	-	20	97	-	228	-	325
Exclude straight-line rent adjustment (2)	(1,755)	-	-	-	(1,755)	(2,797)	-	-	-	(2,797)
Exclude preference payment	(936)	-	-	-	(936)	(898)	-	-	-	(898)

Adjusted operating expenses	241,144	10,374	56,762	170	287,702	213,930	7,379	94,223	9,840	310,614

Add interest income and other income	21,002	800	2,375	191	22,768	31,671	90	2,501	970	35,052
Add equity in earnings of unconsolidated entities	9,665	188	(10,037)	-	(560)	32,731	-	(29,123)	-	3,608
Remove gain on disposition recorded on equity method	(12,286)	-	12,286	-	-	-	-	-	-	-
Add back provision for decline recorded on equity method	8,269	-	(8,269)	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense (see below)	7,690	-	(7,690)	-	-	9,319	-	(9,319)	-	-

Net Operating Income	190,221	10,331	19,313	724	199,927	201,050	12,911	15,110	5,185	208,434

Interest expense, including early extinguishment of debt	(91,191)	(473)	(19,313)	(275)	(110,306)	(79,349)	(4,595)	(15,110)	(5,598)	(95,462)

Equity in earnings of unconsolidated entities	(7,707)	(188)	10,037	-	2,518	(32,731)	-	29,123	-	(3,608)

Gain on disposition of equity method rental properties (e)	12,286	-	-	-	12,286	-	-	-	-	-

Provision for decline in real estate of equity method rental properties	(8,269)	-	-	-	(8,269)	-	-	-	-	-

Equity method depreciation and amortization expense (see above)	(7,690)	-	7,690	-	-	(9,319)	-	9,319	-	-

Gain on disposition of rental properties and other investments	-	-	-	1,046	1,046	-	-	-	64,641	64,641

Provision for decline in real estate	(3,302)	(10)	-	-	(3,292)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(59,409)	(1,118)	(7,096)	(6)	(65,393)	(51,144)	(3,074)	(8,867)	(1,001)	(57,938)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(2,653)	(114)	(594)	(10)	(3,143)	(2,562)	(161)	(452)	(47)	(2,900)

Straight-line rent adjustment (1) + (2)	7,263	-	-	-	7,263	4,198	-	-	-	4,198

Preference payment	(936)	-	-	-	(936)	(898)	-	-	-	(898)

Earnings before income taxes	28,613	8,428	10,037	1,479	31,701	29,245	5,081	29,123	63,180	116,467

Income tax provision	(16,007)	-	-	(571)	(16,578)	(25,033)	-	-	(24,416)	(49,449)

Earnings before minority interest and discontinued operations	12,606	8,428	10,037	908	15,123	4,212	5,081	29,123	38,764	67,018

Minority interest	(8,616)	(8,616)	-	-	-	(5,081)	(5,081)	-	-	-
Equity in earnings (loss) of unconsolidated entities	7,707	188	(10,037)	-	(2,518)	32,731	-	(29,123)	-	3,608

Earnings from continuing operations	11,697	-	-	908	12,605	31,862	-	-	38,764	70,626

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	266	-	-	(266)	-	(899)	-	-	899	-
Gain (loss) on disposition of rental properties	642	-	-	(642)	-	39,663	-	-	(39,663)	-

	908	-	-	(908)	-	38,764	-	-	(38,764)	-

Net earnings	$12,605	$-	$-	$-	$12,605	$70,626	$-	$-	$-	$70,626

(a) Depreciation and amortization - Real Estate Groups	$59,409	$1,118	$7,096	$6	$65,393	$51,144	$3,074	$8,867	$1,001	$57,938
(b) Depreciation and amortization - Non-Real Estate	3,233	-	4,160	-	7,393	639	-	(99)	-	540

Total depreciation and amortization	$62,642	$1,118	$11,256	$6	$72,786	$51,783	$3,074	$8,768	$1,001	$58,478

(c) Amortization of mortgage procurement costs - Real Estate Groups	$2,653	$114	$594	$10	$3,143	$2,562	$161	$452	$47	$2,900
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	20	-	20	97	-	228	-	325

Total amortization of mortgage procurement costs	$2,653	$114	$614	$10	$3,163	$2,659	$161	$680	$47	$3,225

(e)
Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) and therefore are reported in continuing operations when sold. For the three months ended January 31, 2008, one equity method property was sold, University Park at MIT Hotel, resulting in a pre-tax gain on disposition of $12,286.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Year Ended January 31, 2008					Year Ended January 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,295,620	$71,040	$344,638	$26,304	$1,595,522	$1,123,351	$97,031	$355,457	$102,712	$1,484,489
Exclude straight-line rent adjustment (1)	(25,166)	-	-	-	(25,166)	(15,950)	-	-	(44)	(15,994)

Adjusted revenues	1,270,454	71,040	344,638	26,304	1,570,356	1,107,401	97,031	355,457	102,668	1,468,495

Operating expenses	787,654	34,461	224,833	20,055	998,081	677,403	45,406	234,796	68,711	935,504
Add back non-Real Estate depreciation and amortization (b)	10,663	-	10,431	-	21,094	1,571	-	7,174	-	8,745
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	125	-	125	333	1	819	-	1,151
Exclude straight-line rent adjustment (2)	(8,615)	-	-	-	(8,615)	(6,299)	-	-	(938)	(7,237)
Exclude preference payment	(3,707)	-	-	-	(3,707)	(898)	-	-	-	(898)

Adjusted operating expenses	785,995	34,461	235,389	20,055	1,006,978	672,110	45,407	242,789	67,773	937,265

Add interest income and other income	73,368	2,662	11,533	942	83,181	61,411	2,763	3,301	1,830	63,779
Add equity in earnings of unconsolidated entities	12,273	884	(13,149)	-	(1,760)	48,542	-	(31,278)	-	17,264
Remove gain on disposition recorded on equity method	(14,392)	-	14,392	-	-	(7,662)	-	7,662	-	-
Add back provision for decline recorded on equity method	8,269	-	(8,269)	-	-	400	-	(400)	-	-
Add back equity method depreciation and amortization expense (see below)	36,511	-	(36,511)	-	-	36,091	-	(36,091)	-	-

Net Operating Income	600,488	40,125	77,245	7,191	644,799	574,073	54,387	55,862	36,725	612,273

Interest expense, including early extinguishment of debt	(337,842)	(13,108)	(72,211)	(4,542)	(401,487)	(285,507)	(24,262)	(55,862)	(20,229)	(337,336)

Equity in earnings of unconsolidated entities	(10,315)	(884)	13,149	-	3,718	(48,542)	-	31,278	-	(17,264)

Gain on disposition of equity method rental properties (e)	14,392	-	-	-	14,392	7,662	-	-	-	7,662

Provision for decline in real estate of equity method rental properties	(8,269)	-	-	-	(8,269)	(400)	-	-	-	(400)

Equity method depreciation and amortization expense (see above)	(36,511)	-	36,511	-	-	(36,091)	-	36,091	-	-

Gain on disposition of rental properties and other investments	603	-	-	106,333	106,936	-	-	-	233,852	233,852

Preferred return on disposition	-	-	(5,034)	-	(5,034)	-	-	-	-	-

Provision for decline in real estate	(3,302)	(10)	-	-	(3,292)	(1,923)	-	-	-	(1,923)

Depreciation and amortization - Real Estate Groups (a)	(221,921)	(7,286)	(34,369)	(1,947)	(250,951)	(175,244)	(13,588)	(34,779)	(10,310)	(206,745)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(11,624)	(730)	(2,142)	(90)	(13,126)	(10,377)	(1,061)	(1,312)	(370)	(10,998)

Straight-line rent adjustment (1) + (2)	16,551	-	-	-	16,551	9,651	-	-	(894)	8,757

Preference payment	(3,707)	-	-	-	(3,707)	(898)	-	-	-	(898)

Earnings before income taxes	(1,457)	18,107	13,149	106,945	100,530	32,404	15,476	31,278	238,774	286,980

Income tax provision	(3,064)	-	-	(41,323)	(44,387)	(34,728)	-	-	(92,265)	(126,993)

Earnings before minority interest and discontinued operations	(4,521)	18,107	13,149	65,622	56,143	(2,324)	15,476	31,278	146,509	159,987

Minority interest	(18,991)	(18,991)	-	-	-	(15,476)	(15,476)	-	-	-
Equity in earnings (loss) of unconsolidated entities	10,315	884	(13,149)	-	(3,718)	48,542	-	(31,278)	-	17,264

Earnings from continuing operations	(13,197)	-	-	65,622	52,425	30,742	-	-	146,509	177,251

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	376	-	-	(376)	-	3,017	-	-	(3,017)	-
Gain (loss) on disposition of rental properties	65,246	-	-	(65,246)	-	143,492	-	-	(143,492)	-

	65,622	-	-	(65,622)	-	146,509	-	-	(146,509)	-

Net earnings	$52,425	$-	$-	$-	$52,425	$177,251	$-	$-	$-	$177,251

(a) Depreciation and amortization - Real Estate Groups	$221,921	$7,286	$34,369	$1,947	$250,951	$175,244	$13,588	$34,779	$10,310	$206,745
(b) Depreciation and amortization - Non-Real Estate	10,663	-	10,431	-	21,094	1,571	-	7,174	-	8,745

Total depreciation and amortization	$232,584	$7,286	$44,800	$1,947	$272,045	$176,815	$13,588	$41,953	$10,310	$215,490

(c) Amortization of mortgage procurement costs - Real Estate Groups	$11,624	$730	$2,142	$90	$13,126	$10,377	$1,061	$1,312	$370	$10,998
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	125	-	125	333	1	819	-	1,151

Total amortization of mortgage procurement costs	$11,624	$730	$2,267	$90	$13,251	$10,710	$1,062	$2,131	$370	$12,149

(e)
Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the year ended January 31, 2008, two equity method properties were sold; White Acres, resulting in a pre-tax gain on disposition of $2,106 and University Park at MIT Hotel, resulting in a pre-tax gain on disposition of $12,286. For the year ended January 31, 2007, one equity method property was sold, Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2008	198	683,506	5.61%	$13,994,932	5.17%	$26.55
2009	261	870,180	7.15	16,891,576	6.24	24.24
2010	242	651,267	5.35	15,720,014	5.81	29.59
2011	331	1,247,369	10.24	31,777,217	11.75	29.04
2012	208	899,634	7.39	21,440,815	7.93	28.40
2013	145	579,006	4.76	17,134,244	6.33	31.68
2014	163	708,505	5.82	16,322,861	6.03	28.89
2015	173	715,552	5.88	19,089,224	7.06	30.46
2016	259	1,260,968	10.36	36,059,989	13.33	39.50
2017	150	1,115,979	9.16	24,073,011	8.90	24.71
Thereafter	100	3,443,850	28.28	58,006,956	21.45	18.89

Total	2,230	12,175,816	100.00%	$270,510,839	100.00%	$26.56

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2008	113	723,817	6.92	$13,032,621	4.67	$20.57
2009	76	581,112	5.55	10,949,651	3.92	22.90
2010	76	1,315,417	12.57	24,312,847	8.70	23.09
2011	51	682,969	6.53	14,133,835	5.06	26.55
2012	47	995,871	9.52	28,115,054	10.06	29.86
2013	29	796,573	7.61	17,736,136	6.35	24.39
2014	20	610,408	5.83	13,985,826	5.01	28.25
2015	5	189,840	1.82	2,381,718	0.85	19.73
2016	14	395,369	3.78	7,541,915	2.70	21.54
2017	18	267,072	2.55	8,000,445	2.86	32.94
Thereafter	37	3,904,225	37.32	139,207,000	49.82	37.96

Total	486	10,462,673	100.00%	$279,397,048	100.00%	$29.86

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2008

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Bass Pro Shops, Inc.	3	510,855	4.20%
AMC Entertainment, Inc.	5	462,863	3.80
Regal Entertainment Group	5	379,072	3.11
The Gap	24	308,834	2.54
TJX Companies	9	291,131	2.39
The Home Depot	2	282,000	2.32
Dick’s Sporting Goods	5	257,486	2.12
Circuit City Stores, Inc.	7	220,616	1.81
Abercrombie & Fitch Stores, Inc.	28	210,663	1.73
The Limited	33	188,608	1.55
Footlocker, Inc.	40	147,931	1.21
Pathmark Stores, Inc.	2	123,500	1.01
Ahold USA (Stop & Shop)	2	115,861	0.95

Subtotal	165	3,499,420	28.74

All Others	2,065	8,676,396	71.26

Total	2,230	12,175,816	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2008

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.51%
Millennium Pharmaceuticals, Inc.	693,743	6.63
U.S. Government	597,438	5.71
Morgan Stanley & Co.	444,685	4.25
Securities Industry Automation Corp.	433,971	4.15
Wellchoice, Inc.	392,514	3.75
Forest City Enterprises, Inc. (1)	360,635	3.45
Keyspan Energy	335,318	3.20
Bank of New York	323,043	3.09
Bear Stearns	292,142	2.79
Alkermes, Inc.	210,248	2.01
Clearbridge Advisors, LLC, a Legg Mason Company	195,249	1.87
Covington & Burling, LLP	160,565	1.53
Partners Health Care System, Inc.	136,150	1.30
Seyfarth Shaw, LLP	96,909	0.93

Subtotal	5,562,795	53.17

All Others	4,899,878	46.83

Total	10,462,673	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2008
2007 Openings and Acquisitions (11)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Opened /	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable
Property	Location	Acq (A)	Acquired	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units		Area

						(in millions)

Retail Centers:
Promenade Bolingbrook	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	$152.0	$152.0	$152.0	750,000		430,000 (f)
Victoria Gardens - Bass Pro	Rancho Cucamonga, CA	D	Q2-07	80.0%	80.0%	41.2	41.2	33.0	180,000		180,000

						$193.2	$193.2	$185.0	930,000		610,000

Office:
Colorado Studios	Denver, CO	A	Q1-07	90.0%	90.0%	$2.2	$2.2	$2.0	75,000
Commerce Court	Pittsburgh, PA	A	Q1-07	70.0%	100.0%	26.5	26.5	26.5	377,000
Illinois Science and Technology Park - Building Q	Skokie, IL	A/D	Q1-07	100.0%	100.0%	47.8	47.8	47.8	158,000
Richmond Office Park	Richmond, VA	A	Q2-07	100.0%	100.0%	116.0	116.0	116.0	570,000	(i)
New York Times	Manhattan, NY	D	Q3-07	70.0%	100.0%	542.9	542.9	542.9	737,000	(j)

						$735.4	$735.4	$735.2	1,917,000

Residential:
Stapleton Town Center - Botanica Phase II	Denver, CO	D	Q2-07	90.0%	90.0%	$26.3	$26.3	$23.7	154
Tobacco Row - Cameron Kinney	Richmond, VA	A	Q2-07	100.0%	100.0%	31.0	31.0	31.0	259
Wilson Building	Dallas, TX	A	Q4-07	100.0%	100.0%	21.4	21.4	21.4	143

						$78.7	$78.7	$76.1	556

											Units sold at
Condominiums:											1/31/08

Mercury (c)	Los Angeles, CA	D	Q2-07	50.0%	50.0%	$0.0	$157.6	$78.8	240		76

Total Openings (d)						$1,007.3	$1,164.9	$1,075.1

LESS: Above properties to be sold as Condominiums						$0.0	$157.6	$78.8

Openings and Acquisitions less Condominiums						$1,007.3	$1,007.3	$996.3

Residential Phased-In Units (c) (e):									Opened in ‘07 / Total

Arbor Glenn	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48/288
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-07	50.0%	50.0%	0.0	16.4	8.2	40/162
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	0.0	25.3	12.7	108/348
Sutton Landing	Brimfield, OH	D	2007-08	50.0%	50.0%	0.0	15.9	8.0	24/216
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	96/304

Total (g)						$0.0	$100.6	$50.4	316/1,318

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2008
Under Construction and To Be Acquired (22)

									Cost at FCE
					Pro-Rata		Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (h)		Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable	Lease
Property	Location	Acq (A)	Opening	Ownership % (h)	(1)		(GAAP) (a)	(2)	(1) X (2)	Units		Area	Commitment %

							(in millions)

Retail Centers:
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%		$164.1	$164.1	$164.1	983,000		569,000 (n)	59%
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0	%(m)	149.3	149.3	149.3	646,000		356,000	73%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%		73.5	73.5	73.5	792,000		286,000	86%
Village at Gulfstream (c)	Hallandale, FL	D	Q1-09	50.0%	50.0%		0.0	164.4	82.2	455,000		455,000 (o)	25%
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	75.0%		102.5	102.5	76.9	127,000		127,000	49%
East River Plaza (c)	Manhattan, NY	D	Q3-09	35.0%	50.0%		0.0	407.4	203.7	517,000		517,000	64%
Ridge Hill Retail	Yonkers, NY	D	Q4-09/Q2-10	70.0%	100.0%		670.7	670.7	670.7	1,200,000		1,200,000 (p)	13%

							$1,160.1	$1,731.9	$1,420.4	4,720,000		3,510,000

Office:
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%		$111.2	$111.2	$85.2	278,000	(q)		45%
818 Mission Street (c)	San Francisco, CA	A	Q1-08	50.0%	50.0%		0.0	20.6	10.3	34,000			18%
Mesa Del Sol Town Center (c)	Albuquerque, NM	D	Q3-08	47.5%	47.5%		0.0	18.7	8.9	74,000			31%

							$111.2	$150.5	$104.4	386,000

Residential:
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%		$37.4	$37.4	$37.4	131
Uptown Apartments (c)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%		0.0	204.2	102.1	665
Dallas Mercantile	Dallas, TX	D	Q1-08/Q3-08	100.0%	100.0%		142.7	142.7	142.7	366	(r)
Haverhill	Haverhill, MA	D	Q1-09	100.0%	100.0%		72.8	72.8	72.8	305

							$252.9	$457.1	$355.0	1,467

Military Housing:
Ohana Military Communities, Hawaii Increment I (c)(e)	Honolulu, HI	D	2005-2008	10.0%	10.0%		$0.0	$316.5	$31.7	1,952
Midwest Millington (c)(e)	Memphis, TN	D	2008-2009	25.0%	25.0%		0.0	38.1	9.5	318
Military Housing - Navy Midwest (c)(e)	Chicago, IL	D	2006-2009	25.0%	25.0%		0.0	264.7	66.2	1,658
Air Force Academy (c)(e)	Colorado Springs, CO	D	2007-2009	50.0%	50.0%		0.0	82.5	41.3	427
Military Housing - Marines, Hawaii Increment II (c)(e)	Honolulu, HI	D	2007-2010	10.0%	10.0%		0.0	338.8	33.9	1,175
Military Housing - Navy, Hawaii Increment III (c)(e)	Honolulu, HI	D	2007-2010	10.0%	10.0%		0.0	614.6	61.5	2,519
Pacific Northwest Communities (c)(e)	Seattle, WA	A/D	2007-2010	20.0%	20.0%		0.0	264.5	52.9	2,986
Hawaii Phase IV (c)(e)	Kaneohe, HI	D	2007-2014	10.0%	10.0%		0.0	257.9	25.8	917

							$0.0	$2,177.6	$322.8	11,952

Total Under Construction (k)							$1,524.2	$4,517.1	$2,202.6

Residential Phased-In Units (c) (e):												Under Const./Total
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%		$0.0	$24.6	$12.3			96/304
Sutton Landing	Brimfield, OH	D	2007-08	50.0%	50.0%		0.0	15.9	8.0			192/216
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%		0.0	25.3	12.7			240/348

Total (l)							$0.0	$65.8	$33.0			528/868

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

January 31, 2008 Footnotes

(a)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)
The difference between the full consolidation amount (GAAP) of $1,007.3 million to the Company’s pro-rata share (a non-GAAP measure) of $1,075.1 million consists of a reduction to full consolidation for minority interest of $11.0 million of cost and the addition of its share of cost for unconsolidated investments of $78.8 million.

(e)	Phased-in openings. Costs are representative of the total project.
(f)	Includes 39,000 square feet of office space.
(g)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $50.4 million consists of the Company’s share of cost for unconsolidated investments of $50.4 million.

(h)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(i)	Includes 11 office buildings.
(j)	Includes 23,000 square feet of retail space.
(k)
The difference between the full consolidation cost amount (GAAP) of $1,524.2 million to the Company’s pro-rata share (a non-GAAP measure) of $2,202.6 million consists of a reduction to full consolidation for minority interest of $51.6 million of cost and the addition of its share of cost for unconsolidated investments of $730.0 million.

(l)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $33.0 million consists of Forest City’s share of cost for unconsolidated investments of $33.0 million.

(m)
As of January 31, 2008, Shops at Wiregrass was funded 50% by Forest City. Since this date, Forest City has entered into an agreement to pay back the original partner’s contribution and will fund 100% going forward.

(n)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06, as well as 16,000 square feet of office.
(o)	Includes 67,000 square feet of office space.
(p)	Includes 156,000 square feet of office space.
(q)	Includes 22,000 square feet of retail space.
(r)	Includes 18,000 square feet of retail space.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those real estate project loans that mature within the next 12 months, as well as those real estate projects that are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2008 and 2009. During the year ended January 31, 2008, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation

	(in thousands)

Refinancings	$1,142,700	$50,800	$171,429	$1,263,329
Development projects and acquisitions (1)	1,005,570	1,763	245,202	1,249,009
Loan extensions/additional fundings	678,567	20,469	44,754	702,852

	$2,826,837	$73,032	$461,385	$3,215,190

(1)	$915,053 of the $1,005,570 relates to development projects and represents the full amount available to be drawn on the loan.
Projects under Development Debt
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of January 31, 2008, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

	(in thousands)

Total outstanding on projects under development	$552,258	$74,509	$371,930	$849,679
Total available commitment	$1,283,538	$88,088	$520,127	$1,715,577

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2008

	Fiscal Year Ending January 31, 2009				Fiscal Year Ending January 31, 2010
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$84,220	$4,402	$47,755	$127,573	$327,885	$15,114	$35,031	$347,802
Weighted average rate	6.53%	6.74%	6.55%	6.53%	6.92%	7.01%	6.74%	6.89%

Variable:
Variable-rate debt	672,218	82,765	96,765	686,218	152,872	1,393	149,267	300,746
Weighted average rate	6.68%	7.05%	7.39%	6.73%	6.78%	7.00%	6.90%	6.84%

Tax-Exempt	85,413	24	4,050	89,439	1,160	26	40,000	41,134
Weighted average rate	3.12%	2.90%	3.57%	3.14%	2.81%	2.86%	2.58%	2.59%

Total variable-rate debt	757,631	82,789	100,815	775,657	154,032	1,419	189,267	341,880

Total Nonrecourse Mortgage Debt	$841,851	$87,191	$148,570	$903,230	$481,917	$16,533	$224,298	$689,682
Weighted Average Rate	6.30%	7.04%	7.02%	6.35%	6.86%	7.01%	6.11%	6.62%

	Fiscal Year Ending January 31, 2011				Fiscal Year Ending January 31, 2012
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$174,421	$15,858	$21,665	$180,228	$375,489	$18,962	$35,661	$392,188
Weighted average rate	6.78%	2.44%	7.17%	7.21%	7.03%	7.21%	6.92%	7.01%

Variable:
Variable-rate debt	170,753	-	12,896	183,649	10,056	-	6,784	16,840
Weighted average rate	6.28%	-%	6.36%	6.28%	5.61%	-%	6.68%	6.04%

Tax-Exempt	1,140	-	-	1,140	505	-	-	505
Weighted average rate	3.00%	-%	-%	3.00%	3.36%	-%	-%	3.36%

Total variable-rate debt	171,893	-	12,896	184,789	10,561	-	6,784	17,345

Total Nonrecourse Mortgage Debt	$346,314	$15,858	$34,561	$365,017	$386,050	$18,962	$42,445	$409,533
Weighted Average Rate	6.52%	2.44%	6.87%	6.73%	6.99%	7.21%	6.88%	6.97%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of January 31, 2008

	Fiscal Year Ending January 31, 2013				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$319,644	$6,556	$29,062	$342,150	$2,650,047	$178,118	$770,598	$3,242,527
Weighted average rate	5.98%	6.28%	6.55%	6.02%	5.79%	5.98%	5.64%	5.74%

Variable:
Variable-rate debt	45,366	-	10,116	55,482	653,826	-	25,429	679,255
Weighted average rate	6.37%	-%	6.20%	6.34%	6.39%	-%	5.29%	6.35%

Tax-Exempt	540	-	-	540	613,055	22,631	173,500	763,924
Weighted average rate	3.36%	-%	-%	3.36%	3.11%	2.89%	3.08%	3.11%

Total variable-rate debt	45,906	-	10,116	56,022	1,266,881	22,631	198,929	1,443,179

Total Nonrecourse Mortgage Debt	$365,550	$6,556	$39,178	$398,172	$3,916,928	$200,749	$969,527	$4,685,706
Weighted Average Rate	6.02%	6.28%	6.46%	6.06%	5.47%	5.63%	5.17%	5.40%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,931,706	$239,010	$939,772	$4,632,468
Weighted average rate	6.08%	5.93%	5.84%	6.04%

Variable:
Variable-rate debt	1,705,091	84,158	301,257	1,922,190
Weighted average rate	6.52%	7.05%	6.87%	6.55%

Tax-Exempt	701,813	22,681	217,550	896,682
Weighted average rate	3.11%	2.89%	2.99%	3.09%

Total variable-rate debt	2,406,904	106,839	518,807	2,818,872

Total Nonrecourse Mortgage Debt	$6,338,610	$345,849	$1,458,579	$7,451,340
Weighted Average Rate	5.87%	6.01%	5.63%	5.81%

Tax Exempt Nonrecourse Mortgage Debt included in Liabilities – held for sale, due 2045, variable interest rate, 2.70% at January 31, 2008	-	-	-	27,700

Adjusted total Nonrecourse Mortgage Debt	$6,338,610	$345,849	$1,458,579	$7,479,040

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – January 31, 2008 (unaudited)

			Plus
	Full	Less	Unconsolidated		Pro-Rata
	Consolidation	Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$7,561,685	$334,392	$1,208,040	$31,328	$8,466,661
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	155,524	7,658	118,335	-	266,201

Total Real Estate	9,216,704	527,856	1,833,033	31,328	10,553,209
Less accumulated depreciation	(1,244,391)	(73,924)	(301,604)	(1,470)	(1,473,541)

Real Estate, net	7,972,313	453,932	1,531,429	29,858	9,079,668
Cash and equivalents	254,434	12,466	26,217	-	268,185
Restricted cash	248,262	8,970	182,675	-	421,967
Notes and accounts receivable, net	419,090	19,271	46,091	179	446,089
Investments in and advances to affiliates	495,828	14,844	(188,029)	-	292,955
Other assets	829,998	23,826	87,777	1,635	895,584
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,338,610	$345,849	$1,458,579	$27,700	$7,479,040
Notes payable	143,874	1,101	85,582	-	228,355
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	886,900	-	-	-	886,900
Accounts payable and accrued expenses	1,015,844	35,659	142,171	798	1,123,154
Deferred income taxes	477,238	-	-	-	477,238
Liabilities of operating property held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,929,964	382,609	1,686,332	-	10,233,687

Minority Interest	349,517	150,700	(172)	-	198,645

Total Shareholders’ Equity	972,116	-	-	-	972,116

Total Liabilities and Shareholders’ Equity	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$6,659,054	$346,323	$1,207,591	$7,520,322
Projects under development	1,396,083	126,660	298,665	1,568,088
Land held for development or sale	174,136	6,032	78,578	246,682

Total Real Estate	8,229,273	479,015	1,584,834	9,335,092
Less accumulated depreciation	(1,085,978)	(70,863)	(286,054)	(1,301,169)

Real Estate, net	7,143,295	408,152	1,298,780	8,033,923

Cash and equivalents	254,213	24,545	32,997	262,665
Restricted cash	292,461	25,028	168,062	435,495
Notes and accounts receivable, net	287,615	26,619	9,458	270,454
Investments in and advances to affiliates	333,782	-	(95,710)	238,072
Other assets	670,238	29,260	95,834	736,812

Total Assets	$8,981,604	$513,604	$1,509,421	$9,977,421

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,338,372	$320,270	$1,308,209	$6,326,311
Notes payable	96,127	1,167	88,244	183,204
Bank revolving credit facility	-	-	-	-
Senior and subordinated debt	886,900	-	-	886,900
Accounts payable and accrued expenses	772,964	15,711	112,968	870,221
Deferred income taxes	486,329	-	-	486,329

Total Liabilities	7,580,692	337,148	1,509,421	8,752,965

Minority Interest	375,101	176,456	-	198,645

Total Shareholders’ Equity	1,025,811	-	-	1,025,811

Total Liabilities and Shareholders’ Equity	$8,981,604	$513,604	$1,509,421	$9,977,421

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2008 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$406,043	$19,717	$87,410	$703	$474,439

Expenses
Operating expenses	240,602	10,374	52,582	170	282,980
Depreciation and amortization	62,642	1,118	11,256	6	72,786
Provision for decline in real estate	3,302	10	8,269	-	11,561

	306,546	11,502	72,107	176	367,327

Interest expense, including early extinguishment of debt	(91,191)	(473)	(19,313)	(275)	(110,306)
Amortization of mortgage procurement costs	(2,653)	(114)	(614)	(10)	(3,163)

Interest and other income	21,002	800	2,375	191	22,768
Gain on disposition of rental properties and other investments	-	-	12,286	1,046	13,332

Earnings before income taxes	26,655	8,428	10,037	1,479	29,743

Income tax expense
Current	5,605	-	-	43	5,648
Deferred	10,402	-	-	528	10,930

	16,007	-	-	571	16,578

Minority interest	(8,616)	(8,616)	-	-	-

Equity in earnings (loss) of unconsolidated entities	9,665	188	(10,037)	-	(560)

Earnings from continuing operations	11,697	-	-	908	12,605

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	266	-	-	(266)	-
Gain on disposition of Lumber Group	642	-	-	(642)	-

	908	-	-	(908)	-

Net earnings	$12,605	$-	$-	$-	$12,605

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2008 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$1,295,620	$71,040	$344,638	$26,304	$1,595,522

Expenses
Operating expenses	787,654	34,461	224,833	20,055	998,081
Depreciation and amortization	232,584	7,286	44,800	1,947	272,045
Provision for decline in real estate	3,302	10	8,269	-	11,561

	1,023,540	41,757	277,902	22,002	1,281,687

Interest expense, including early extinguishment of debt	(337,842)	(13,108)	(72,211)	(4,542)	(401,487)
Amortization of mortgage procurement costs	(11,624)	(730)	(2,267)	(90)	(13,251)

Interest and other income	73,368	2,662	11,533	942	83,181
Gain on disposition of rental properties and other investments	603	-	9,358	106,333	116,294

Earnings before income taxes	(3,415)	18,107	13,149	106,945	98,572

Income tax expense (benefit)
Current	(10,669)	-	-	25,310	14,641
Deferred	13,733	-	-	16,013	29,746

	3,064	-	-	41,323	44,387

Minority interest	(18,991)	(18,991)	-	-	-

Equity in earnings (loss) of unconsolidated entities	12,273	884	(13,149)	-	(1,760)

Earnings (loss) from continuing operations	(13,197)	-	-	65,622	52,425

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	376	-	-	(376)	-
Gain on disposition of rental properties	64,604	-	-	(64,604)	-
Gain on disposition of Lumber Group	642	-	-	(642)	-

	65,622	-	-	(65,622)	-

Net earnings	$52,425	$-	$-	$-	$52,425

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$348,254	$20,200	$145,274	$14,055	$487,383

Expenses
Operating expenses	216,889	7,379	94,094	9,840	313,444
Depreciation and amortization	51,783	3,074	8,768	1,001	58,478

	268,672	10,453	102,862	10,841	371,922

Interest expense, including early extinguishment of debt	(79,349)	(4,595)	(15,110)	(5,598)	(95,462)
Amortization of mortgage procurement costs	(2,659)	(161)	(680)	(47)	(3,225)

Interest and other income	31,671	90	2,501	970	35,052
Gain on disposition of rental properties and other investments	-	-	-	64,641	64,641

Earnings before income taxes	29,245	5,081	29,123	63,180	116,467

Income tax expense (benefit)
Current	3,715	-	-	(5,916)	(2,201)
Deferred	21,318	-	-	30,332	51,650

	25,033	-	-	24,416	49,449

Minority interest	(5,081)	(5,081)	-	-	-

Equity in earnings of unconsolidated entities	32,731	-	(29,123)	-	3,608

Earnings from continuing operations	31,862	-	-	38,764	70,626

Discontinued operations, net of tax and minority interest:
Operating (loss) from rental properties	(899)	-	-	899	-
Gain on disposition of rental properties	39,197	-	-	(39,197)	-
Gain on disposition of Lumber Group	466	-	-	(466)	-

	38,764	-	-	(38,764)	-

Net earnings	$70,626	$-	$-	$-	$70,626

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

Revenues from real estate operations	$1,123,351	$97,031	$355,457	$102,712	$1,484,489

Expenses
Operating expenses	677,403	45,406	234,796	68,711	935,504
Depreciation and amortization	176,815	13,588	41,953	10,310	215,490
Provision for decline in real estate	1,923	-	400	-	2,323

	856,141	58,994	277,149	79,021	1,153,317

Interest expense, including early extinguishment of debt	(285,507)	(24,262)	(55,862)	(20,229)	(337,336)
Amortization of mortgage procurement costs	(10,710)	(1,062)	(2,131)	(370)	(12,149)

Interest and other income	61,411	2,763	3,301	1,830	63,779
Gain on disposition of rental properties and other investments	-	-	7,662	233,852	241,514

Earnings before income taxes	32,404	15,476	31,278	238,774	286,980

Income tax expense (benefit)
Current	(10,986)	-	-	12,929	1,943
Deferred	45,714	-	-	79,336	125,050

	34,728	-	-	92,265	126,993

Minority interest	(15,476)	(15,476)	-	-	-

Equity in earnings of unconsolidated entities (1)	48,542	-	(31,278)	-	17,264

Earnings from continuing operations	30,742	-	-	146,509	177,251

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	3,017	-	-	(3,017)	-
Gain on disposition of rental properties	143,026	-	-	(143,026)	-
Gain on disposition of Lumber Group	466	-	-	(466)	-

	146,509	-	-	(146,509)	-

Net earnings	$177,251	$-	$-	$-	$177,251

(1)
Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the year ended January 31, 2007, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not deemed to be the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	January 31,
	2008	2007
	(in thousands)

Members’ and partners’ equity as below	$741,871	$592,681
Equity of other members and partners	553,842	496,971

Company’s investment in partnerships	$188,029	$95,710
Advances to and on behalf of other affiliates	292,955	238,072
Minority interest in advances to and on behalf of affiliates (1)	14,844	-

Total investments in and advances to affiliate	$495,828	$333,782

(1)
Primarily represents the minority interest portion of advances to other affiliates included in the fully consolidated presentation. Previously, a portion of these amounts were recorded in pro-rata accounts payable or receivable.

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2008	2007	2008	2007
	(in thousands)

Balance Sheet:
Completed rental properties	$2,989,525	$2,697,454	$1,208,040	$1,207,591
Projects under development	1,271,998	777,419	506,658	298,665
Land held for development or sale	265,943	160,296	118,335	78,578
Accumulated depreciation	(606,961)	(554,910)	(301,604)	(286,054)
Restricted cash - Miliatary housing bond funds	1,029,503	771,697	67,235	7,717
Other restricted cash	574,638	660,939	115,440	160,345
Other assets	409,973	526,142	160,085	138,289

Total Assets	$5,934,619	$5,039,037	$1,874,189	$1,605,131

Mortgage debt, nonrecourse	$4,486,786	$3,834,085	$1,458,579	$1,308,209
Other liabilities	705,962	612,271	227,753	201,212
Minority interest	-	-	(172)	-
Members’ and partners’ equity	741,871	592,681	188,029	95,710

Total Liabilities and Members’/Partners’ Equity	$5,934,619	$5,039,037	$1,874,189	$1,605,131

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2008	2007	2008	2007
	(in thousands)

Operations:
Revenues	$890,156	$777,418	$335,798	$344,773
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	(1,760)	17,264
Operating expenses	(588,753)	(531,728)	(218,546)	(226,625)
Interest expense including early extinguishment of debt	(214,363)	(143,550)	(70,664)	(54,463)
Provision for decline in real estate (1)	(22,526)	(900)	(8,269)	(300)
Depreciation and amortization	(133,923)	(109,258)	(46,726)	(43,332)
Interest income	62,075	23,916	6,398	3,283
Minority interest	-	-	884	-

Income (loss) before gain on disposition of rental properties and discontinued operations	(7,334)	15,898	(2,885)	40,600

Discontinued operations:
Gain on disposition of rental properties (2)	31,148	15,325	14,392	7,662
Income from discontinued operations	1,532	663	766	280

Discontinued operations subtotal	32,680	15,988	15,158	7,942

Net earnings (pre-tax)	$25,346	$31,886	$12,273	$48,542

(1)
Due to the continued deterioration of the condominium market in Los Angeles, California during the fourth quarter of 2007, Mercury, an unconsolidated condominium project, lowered certain estimates regarding future undiscounted cash flows on condominium sales resulting in an impairment charge under SFAS No. 144 of $22,526, of which $8,269 is at our proportionate share. Included in the amount for the year ended January 31, 2007 is an impairment loss for land located in Pittsburgh, Pennsylvania, in which our share was $300.

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

		(Combined 100%)
		Years Ended January 31,
		2008	2007
		(in thousands)

University Park at MIT Hotel	(Cambridge, MA)	$26,936	$-
White Acres (Apartments)	(Richmond Heights, Ohio)	4,212	-
Midtown Plaza (Specialty Retail Center)	(Parma, Ohio)	-	15,325

Total gain on disposition of equity method rental properties		$31,148	$15,325

Company’s portion of gain on disposition of equity method rental properties		$14,392	$7,662

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt – January 31, 2008

		Nonrecourse
		Mortgage
	Total Cost	Debt
	(in thousands)

Full Consolidation
Completed rental properties
Residential	$1,602,247	$1,048,164
Commercial
Retail centers	2,963,820	2,289,906
Office and other buildings	2,984,523	2,366,751
Corporate and other equipment	11,095	-

	7,561,685	5,704,821

Projects under development
Residential
Under construction	125,980	73,375
In development	751,485	254,548
Commercial
Retail centers
Under construction	371,508	176,054
In development	35,957	-
Office and other buildings
Under construction	88,507	39,002
In development	126,058	9,279

	1,499,495	552,258

Land held for development or sale	155,524	81,531

Total - Full Consolidation	$9,216,704	$6,338,610

Less Minority Interest
Completed rental properties
Residential	$35,036	$27,617
Commercial
Retail centers	104,551	110,034
Office and other buildings	194,805	127,689
Corporate and other equipment	-	-

	334,392	265,340
Projects under development

Residential
Under construction	-	-
In development	166,142	65,375
Commercial
Retail centers
Under construction	495	-
In development	89	-
Office and other buildings
Under construction	16,403	9,134
In development	2,677	-

	185,806	74,509

Land held for development or sale	7,658	6,000

Total - Minority Interest	$527,856	$345,849

`

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt- January 31, 2008 (continued)

		Nonrecourse
		Mortgage
	Total Cost	Debt
	(in thousands)

Plus Unconsolidated Investments at Pro-Rata
Completed rental properties
Residential	$622,941	$522,147
Commercial
Retail centers	419,243	431,908
Office and other buildings	165,855	81,525
Corporate and other equipment	1	-

	1,208,040	1,035,580

Projects under development
Residential
Under construction	149,939	194,680
In development	9,583	2,595
Commercial
Retail centers
Under construction	182,364	92,625
In development	40,767	9,552
Office and other buildings
Under construction	658	-
In development	123,347	72,478

	506,658	371,930

Land held for development or sale	118,335	51,069

Total - Unconsolidated Investments at Pro-Rata	$1,833,033	$1,458,579

Pro-Rata Consolidation
Completed rental properties
Residential (1)	$2,221,480	$1,570,394
Commercial
Retail centers	3,278,512	2,611,780
Office and other buildings	2,955,573	2,320,587
Corporate and other equipment	11,096	-

	8,466,661	6,502,761

Projects under development
Residential
Under construction	275,919	268,055
In development	594,926	191,768
Commercial
Retail centers
Under construction	553,377	268,679
In development	76,635	9,552
Office and other buildings
Under construction	72,762	29,868
In development	246,728	81,757

	1,820,347	849,679

Land held for development or sale	266,201	126,600

Total - Pro-Rata Consolidation	$10,553,209	$7,479,040

(1)	Amounts include completed rental property of $31,328 and nonrecourse mortgage debt of $27,700 for an operating property held for sale.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects. Consolidated Balance Sheet information and Consolidated Earnings information for Rental Properties and its subsidiaries follow.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2008 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

Assets
Real Estate
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total Real Estate	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Real Estate, net	7,863,576	451,195	1,455,552	29,858	8,897,791

Cash and equivalents	184,130	12,438	21,396	-	193,088
Restricted cash	243,368	8,141	181,752	-	416,979
Notes and accounts receivable, net	392,903	17,032	39,492	179	415,542
Investments in and advances to affiliates	435,738	15,974	(150,584)	-	269,180
Other assets	768,312	23,804	87,159	1,635	833,302
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$9,919,699	$528,584	$1,634,767	$-	$11,025,882

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,303,142	$344,456	$1,423,791	$27,700	$7,410,177
Notes payable	129,808	1,101	83,061	-	211,768
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	20,400	-	-	-	20,400
Accounts payable and accrued expenses (1)	1,413,534	34,576	128,087	798	1,507,843
Deferred income taxes	566,587	-	-	-	566,587
Operating property liabilities held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,500,969	380,133	1,634,939	-	9,755,775

Minority Interest	347,268	148,451	(172)	-	198,645

Total Shareholders’ Equity	1,071,462	-	-	-	1,071,462

Total Liabilities and Shareholders’ Equity	$9,919,699	$528,584	$1,634,767	$-	$11,025,882

(1) Included in the Full Consolidation balance is $614,115 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)

Assets
Real Estate
Completed rental properties	$6,649,471	$346,323	$1,207,589	$7,510,737
Projects under development	1,396,083	126,660	298,665	1,568,088
Land held for development or sale	58,408	5,517	27,018	79,909

Total Real Estate	8,103,962	478,500	1,533,272	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	(1,295,623)

Real Estate, net	7,023,530	407,637	1,247,218	7,863,111

Cash and equivalents	159,635	24,532	25,986	161,089
Restricted cash	289,081	25,028	167,610	431,663
Notes and accounts receivable, net	261,796	25,477	4,494	240,813
Investments in and advances to affiliates	279,489	-	(69,604)	209,885
Other assets	580,911	29,260	95,462	647,113

Total Assets	$8,594,442	$511,934	$1,471,166	$9,553,674

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,310,876	$320,270	$1,279,543	$6,270,149
Notes payable	82,188	1,167	86,251	167,272
Bank revolving credit facility	-	-	-	-
Senior and subordinated debt	20,400	-	-	20,400
Accounts payable and accrued expenses (1)	1,254,846	14,714	105,372	1,345,504
Deferred income taxes	547,516	-	-	547,516

Total Liabilities	7,215,826	336,151	1,471,166	8,350,841

Minority Interest	374,428	175,783	-	198,645

Total Shareholders’ Equity	1,004,188	-	-	1,004,188

Total Liabilities and Shareholders’ Equity	$8,594,442	$511,934	$1,471,166	$9,553,674

(1) Included in the Full Consolidation balance is $635,013 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2008 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

Revenues from real estate operations	$1,254,990	$68,775	$332,631	$26,304	$1,545,150

Expenses
Operating expenses	713,300	34,357	216,549	20,055	915,547
Depreciation and amortization	229,596	7,286	44,801	1,947	269,058
Provision for decline in real estate	102	10	8,269	-	8,361

	942,998	41,653	269,619	22,002	1,192,966

Interest expense, including early extinguishment of debt	(334,243)	(12,914)	(71,535)	(4,542)	(397,406)
Amortization of mortgage procurement costs	(11,245)	(730)	(1,999)	(90)	(12,604)

Interest and other income	70,011	2,576	11,375	942	79,752
Gain on disposition of rental properties	-	-	9,358	105,287	114,645

Earnings before income taxes	36,515	16,054	10,211	105,899	136,571

Income tax expense
Current	10,989	-	-	25,310	36,299
Deferred	9,027	-	-	15,609	24,636

	20,016	-	-	40,919	60,935

Minority interest	(16,938)	(16,938)	-	-	-

Equity in earnings of unconsolidated entities	11,569	884	(10,211)	-	474

Earnings from continuing operations	11,130	-	-	64,980	76,110

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	376	-	-	(376)	-

Gain on disposition of rental properties	64,604	-	-	(64,604)	-

	64,980	-	-	(64,980)	-

Net earnings	$76,110	$-	$-	$-	$76,110

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

Revenues from real estate operations	$1,073,204	$95,511	$293,731	$102,712	$1,374,136

Expenses
Operating expenses	599,974	44,312	183,702	68,711	808,075
Depreciation and amortization	175,244	13,588	41,942	10,310	213,908
Provision for decline in real estate	1,923	-	400	-	2,323

	777,141	57,900	226,044	79,021	1,024,306

Interest expense, including early extinguishment of debt	(281,802)	(24,262)	(55,071)	(20,229)	(332,840)
Amortization of mortgage procurement costs	(10,377)	(1,061)	(1,831)	(370)	(11,517)

Interest and other income	59,202	2,754	3,116	1,830	61,394
Gain on disposition of rental properties	-	-	7,662	233,092	240,754

Earnings before income taxes	63,086	15,042	21,563	238,014	307,621

Income tax expense (benefit)
Current	(4,063)	-	-	12,929	8,866
Deferred	43,763	-	-	79,042	122,805

	39,700	-	-	91,971	131,671

Minority interest	(15,042)	(15,042)	-	-	-

Equity in earnings of unconsolidated entities (1)	28,896	-	(21,563)	-	7,333

Earnings from continuing operations	37,240	-	-	146,043	183,283

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	3,017	-	-	(3,017)	-
Gain on disposition of rental properties	143,026	-	-	(143,026)	-

	146,043	-	-	(146,043)	-

Net earnings	$183,283	$-	$-	$-	$183,283

(1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the year ended January 31, 2007, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of Forest City Rental Properties Corporation’s Real Estate Groups as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Forest City Rental Properties Corporation – Real Estate Activity (1)

	Pro-Rata Consolidation (Non-GAAP)
	January 31,
	2008		2007		2006		2005		2004
	(in thousands)

Forest City Rental Properties Corporation – Real Estate Activity (1)
Real estate – end of year
Completed rental properties	$8,455,566		$7,510,737		$6,319,189		$5,776,806		$4,786,035
Projects under development	1,820,347		1,568,088		1,196,663		869,265		541,476
Land held for development or sale	90,151		79,909		50,275		53,007		53,089

Real estate, at cost	10,366,064		9,158,734		7,566,127		6,699,078		5,380,600
Less accumulated depreciation	(1,468,273)		(1,295,623)		(1,104,286)		(975,063)		(816,395)

Total real estate	$8,897,791		$7,863,111		$6,461,841		$5,724,015		$4,564,205

Real estate activity during the year
Completed rental properties
Capital expenditures	$108,166		$87,237		$66,239		$127,486		$38,890
Transferred from projects under development	705,803		547,667		534,820		612,111		377,578
Acquisitions	335,750		314,779		58,667		115,185		374,305
Exchange of cash and Class A Common Units for partner’s interest	-		228,958		-		-		-
Other (7)	8,502		310,275		81,396		337,293		-

Total additions	1,158,221		1,488,916		741,122		1,192,075		790,773
Dispositions	(213,392	)(2)	(297,368	)(3)	(198,739	)(4)	(201,304	)(5)	(86,818	)(6)

Completed rental properties, net additions	944,829		1,191,548		542,383		990,771		703,955

Projects under development
New development	1,119,554		957,227		926,217		885,320		343,496
Transferred to completed rental properties	(705,803)		(547,667)		(534,820)		(612,111)		(377,578)
Cost of land sales	(161,492)		(38,135)		(63,999)		-		-
Other	-		-		-		54,580		-

Projects under development, net additions	252,259		371,425		327,398		327,789		(34,082)

Land held for development or sale, net change	10,242		29,634		(2,732)		(82)		1,338

Increase in real estate, at cost	$1,207,330		$1,592,607		$867,049		$1,318,478		$671,211

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

2008
Real estate - end of year
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Real estate, at cost	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation .	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Total real estate	$7,863,576	$451,195	$1,455,552	$29,858	$8,897,791

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	678,997	11,656	38,462	-	705,803
Acquisitions	334,655	-	1,095	-	335,750
Other (7)	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,122,981	(11,931)	23,309	-	1,158,221
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (2)

Completed rental properties, net additions	901,119	(11,931)	451	31,328	944,829

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(678,997)	(11,656)	(38,462)	-	(705,803)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)

Projects under development, net additions	103,412	59,146	207,993	-	252,259

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$998,737	$46,619	$223,884	$31,328	$1,207,330

2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,396,083	126,660	298,665	-	1,568,088
Land held for development or sale	58,408	5,517	27,018	-	79,909

Real estate, at cost	8,103,962	478,500	1,533,272	-	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Total real estate	$7,023,530	$407,637	$1,247,218	$-	$7,863,111

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Other (7)	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (3)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	898,561	49,927	108,593	-	957,227
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)

Projects under development, net additions	509,827	42,419	(95,983)	-	371,425

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,025,780	$(374,988)	$191,839	$-	$1,592,607

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
			Unconsolidated	Plus	Pro-Rata
	Full	Less Minority	Investments at	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2006
Real estate - end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$-	$6,319,189
Projects under development	886,256	84,241	394,648	-	1,196,663
Land held for development or sale	38,091	3,420	15,604	-	50,275

Real estate, at cost	7,078,182	853,488	1,341,433	-	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	-	(1,104,286)

Total real estate	$6,095,933	$706,113	$1,072,021	$-	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$-	$66,239
Transferred from projects under development	490,278	11,968	56,510	-	534,820
Acquisitions	58,667	-	-	-	58,667
Other (7)	-	(86,432)	(5,036)	-	81,396

Total additions	627,077	(72,609)	41,436	-	741,122
Dispositions	(164,403)	(5,195)	(39,531)	-	(198,739	)(4)

Completed rental properties, net additions	462,674	(77,804)	1,905	-	542,383

Projects under development
New development	807,768	78,696	197,145	-	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	-	(534,820)
Cost of land sales	(65,675)	(2,787)	(1,111)	-	(63,999)

Projects under development, net additions	251,815	63,941	139,524	-	327,398

Land held for development or sale, net additions	(2,455)	(157)	(434)	-	(2,732)

Increase (decrease) in real estate, at cost	$712,034	$(14,020)	$140,995	$-	$867,049

2005
Real estate - end of year
Completed rental properties	$5,691,161	$843,631	$929,276	$-	$5,776,806
Projects under development	634,441	20,300	255,124	-	869,265
Land held for development or sale	40,546	3,577	16,038	-	53,007

Real estate, at cost	6,366,148	867,508	1,200,438	-	6,699,078
Less accumulated depreciation	(861,516)	(141,674)	(255,221)	-	(975,063)

Total real estate	$5,504,632	$725,834	$945,217	$-	$5,724,015

Real estate activity during the year
Completed rental properties
Capital expenditures	$93,664	$11,524	$45,346	$-	$127,486
Transferred from projects under development	643,324	39,168	7,955	-	612,111
Acquisitions	108,076	(6,201)	908	-	115,185
Other (7)	538,173	111,815	(89,065)	-	337,293

Total additions	1,383,237	156,306	(34,856)	-	1,192,075
Dispositions	(187,651)	(18,721)	(32,374)	-	(201,304	)(5)

Completed rental properties, net additions	1,195,586	137,585	(67,230)	-	990,771

Projects under development
New development	771,183	44,142	158,279	-	885,320
Transferred to completed rental properties	(643,324)	(39,168)	(7,955)	-	(612,111)
Cost of land sales	-	(54,580)	-	-	54,580

Projects under development, net additions	127,859	(49,606)	150,324	-	327,789

Land held for development or sale, net additions	3,142	484	(2,740)	-	(82)

Increase (decrease) in real estate, at cost	$1,326,587	$88,463	$80,354	$-	$1,318,478

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2004
Real estate - end of year
Completed rental properties	$4,495,575	$706,046	$996,506	$-	$4,786,035
Projects under development	506,582	69,906	104,800	-	541,476
Land held for development or sale	37,404	3,093	18,778	-	53,089

Realestate, at cost	5,039,561	779,045	1,120,084	-	5,380,600
Less accumulated depreciation	(710,986)	(109,941)	(215,350)	-	(816,395)

Total real estate	$4,328,575	$669,104	$904,734	$-	$4,564,205

Real estate activity during the year
Completed rental properties
Capital expenditures	$36,159	$4,806	$7,537	$-	$38,890
Transferred from projects under development	304,321	53,599	126,856	-	377,578
Acquisitions	382,472	24,021	15,854	-	374,305

Total additions
	722,952	82,426	150,247	-	790,773
Dispositions	(68,179)	(10,384)	(29,023)	-	(86,818	) (6)

Completed rental properties, net additions	654,773	72,042	121,224	-	703,955

Projects under development
New development	274,469	48,953	117,980	-	343,496
Transferred to completed rental properties	(304,321)	(53,599)	(126,856)	-	(377,578)

Projects under development, net additions	(29,852)	(4,646)	(8,876)	-	(34,082)

Land held for development or sale, net additions	1,362	213	189	-	1,338

Increase (decrease) in real estate, at cost	$626,283	$67,609	$112,537	$-	$671,211

(1)
The table includes only the real estate activity for Real Estate Groups owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary of the Company engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)
Primarily reflects the dispositions of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview, Sterling Glen of Stamford, and University Park at MIT Hotel. Landings of Brentwood is a 724-unit apartment community in Nashville, Tennessee. Sterling Glen of Bayshore is an 85-unit supported-living apartment community in Bayshore, New York. Sterling Glen of Center City is a 135-unit supported-living apartment community in Philadelphia, Pennsylvania. Sterling Glen of Darien is an 80-unit supported-living apartment community in Darien, Connecticut. Sterling Glen of Forest Hills is an 83-unit supported-living apartment community in Forest Hills, New York. Sterling Glen of Plainview is a 79-units supported-living apartment community in Plainview, New York. Sterling Glen of Stamford is a 166-unit supported-living apartment community in Stamford, Connecticut. University Park at MIT Hotel has 210 rooms in Cambridge, Massachusetts.

(3)
Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(4)
Primarily reflects the dispositions of Woodlake, Regency Towers, Bridgewater, Arboretum Place, Trellis at Lee’s Mill, Silver Hill, Colony Woods, Manhattan Town Center, Chapel Hill Mall, Chapel Hill Suburban, Pavilion, Flatbush Avenue, and Hunting Park. Woodlake is a 534-unit apartment community in Silver Spring, Maryland. Regency Towers is a 372-unit apartment community in Jackson, New Jersey. Arboretum Place, Silver Hill, and Trellis at Lee’s Mill are apartment communities in Newport News, Virginia with 184, 153 and 176 units, respectively. Bridgewater is a 216-unit apartment community in Hampton, Virginia. Colony Woods is a 396-unit apartment community in Bellevue, Washington. Chapel Hill Mall and Chapel Hill Suburban have 860,000 and 117,000 square feet, respectively, in Akron, Ohio. Pavilion has 250,000 square feet in San Jose, California. Flatbush Avenue has 142,000 square feet in Brooklyn, New York. Hunting Park has 125,000 square feet in Philadelphia, Pennsylvania. Manhattan Town Center has 392,000 square feet in Manhattan, Kansas.

(5)
Primarily reflects the dispositions of Waterford Village, Laurels and Vineyards. Waterford Village is a 576-unit apartment community in Indianapolis, Indiana. Laurels is a 520-unit apartment community in Justice, Illinois and Vineyards is a 386-unit apartment community in Broadview Heights, Ohio.

(6)	Primarily reflects the dispositions of Courtland Center and Bay Street. Courtland Center has 458,000 square feet in Flint, Michigan. Bay Street has 16,000 square feet in Staten Island, New York.

(7)	Primarily relates to changes in ownership percentages and non cash items.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings — Net earnings for the year ended January 31, 2008 was $52,425,000 versus $177,251,000 for the year ended January 31, 2007. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•
$143,026,000 ($233,092,000, pre-tax) related to the 2006 gains on disposition of six consolidated properties, Mount Vernon Square, an apartment community located in Alexandria, Virginia, Providence at Palm Harbor, an apartment community located in Tampa, Florida, Hilton Times Square, a 444-room hotel located in Manhattan, New York, G Street, a specialty retail center located in Philadelphia, Pennsylvania, Embassy Suites Hotel, a 463-room hotel located in Manhattan, New York, and Battery Park City, a retail center located in Manhattan, New York;

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza, a specialty retail center located in Parma, Ohio;

•
$34,458,000 ($51,756,000, pre-tax) related to decreased earnings in 2007 reported in the Land Development Group primarily due to a decrease in land sales at Sweetwater Ranch, in Austin, Texas, Stapleton, in Denver, Colorado and Bal Gra in Edenton, North Carolina;

•
$9,256,000 ($15,085,000, pre-tax) related to income recognition on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits (collectively, “the Tax Credits”) in 2006 that did not recur at the same level;

•
$8,109,000 ($13,215,000, pre-tax) related to decreases in earnings from the Commercial Group outlot land sales in 2007 primarily at Simi Valley in Simi Valley, California partially offset by the 2007 land sale and related site work construction at Ridge Hill Retail, in Yonkers, New York which is accounted for under the percentage of completion method;

•	$6,081,000 ($9,910,000, pre-tax) related to increased write-offs of abandoned development projects in 2007 compared to 2006;

•
$5,074,000 ($8,269,000, pre-tax) related to an impairment charge under SFAS No. 144. Due to the continued deterioration of the condominium market in Los Angeles, California during the fourth quarter of 2007, Mercury, an unconsolidated condominium project, lowered certain estimates regarding future undiscounted cash flows on condominium sales; and

•
$4,809,000 ($7,837,000, pre-tax) related to management’s approved plan to demolish two buildings owned by us adjacent to Ten MetroTech Center, an office building located in Brooklyn, New York, to clear the land for a residential project named 80 DeKalb Avenue. Due to this new development plan, the estimated useful lives of the two adjacent buildings were adjusted to expire at the scheduled demolition date in April 2007 resulting in accelerated depreciation expense.

These decreases were partially offset by the following increases, net of tax and minority interest:
•
$64,605,000 ($105,287,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood and the following six consolidated supported-living apartment properties: Sterling Glen of Bayshore, in Bayshore, New York, Sterling Glen of Center City, in Philadelphia, Pennsylvania, Sterling Glen of Darien, in Darien, Connecticut, Sterling Glen of Forest Hills, in Forest Hills, New York, Sterling Glen of Plainview, in Plainview, New York and Sterling Glen of Stamford in Stamford, Connecticut;

•
$10,940,000 ($17,830,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York;

•
$8,831,000 ($14,392,000, pre-tax) related to the 2007 gains on disposition of two equity method properties, University Park at MIT Hotel, located in Cambridge, Massachusetts and White Acres, an apartment community located in Richmond Heights, Ohio; and

•	$6,685,000 ($10,858,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii and Illinois.
Net earnings for the year ended January 31, 2007 was $177,251,000 versus $83,519,000 for the year ended January 31, 2006. This variance to the prior year is primarily attributable to the following increases, which are net of tax and minority interest:

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•
$143,026,000 ($233,092,000, pre-tax) related to the 2006 gains on disposition of six consolidated properties, Mount Vernon Square, Providence at Palm Harbor, Hilton Times Square, G Street, Embassy Suites Hotel and Battery Park City;

•	$15,876,000 ($25,873,000, pre-tax) related to income recognition on the sale of the Tax Credits;

•	$5,765,000 ($9,831,000, pre-tax) related to the decreased losses from our equity investment in the New Jersey Nets basketball team; and

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza.
These increases were partially offset by the following decreases, net of tax and minority interest:
•
$26,505,000 ($43,198,000, pre-tax) related to the 2005 gains on disposition of three consolidated properties, Enclave, an apartment community located in San Jose, California, and Cherrywood Village and Ranchstone, apartment communities located in Denver, Colorado;

•
$12,900,000 ($21,023,000, pre-tax) related to the 2005 gains on disposition of three equity method properties, Showcase, a specialty retail center located in Las Vegas, Nevada, Colony Place, an apartment community located in Fort Myers, Florida and Flower Park Plaza, an apartment community located in Santa Ana, California;

•
$9,913,000 ($16,155,000, pre-tax) related to decreases in Commercial Group sales of land, outlots, and development projects. These decreases are made up of $7,008,000, pre-tax, related to a 2005 land sale at Twelve MetroTech Center, in Brooklyn, New York, $7,174,000, pre-tax, in outlot land sales for our consolidated properties primarily at Victoria Gardens in Rancho Cucamonga, California, Simi Valley and Wadsworth in Ohio, and $4,528,000, pre-tax, related to the sale of a development project in Las Vegas, Nevada. These decreases were partially offset by increased land sales of $2,555,000, pre-tax, for our unconsolidated properties at Victor Village, located in Victorville, California and Charleston Mall in Charleston, West Virginia;

•	$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during 2005;

•
$5,759,000 ($9,386,000, pre-tax) related to the fair market value adjustments of certain of our forward swaps which were marked to market as additional interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$3,583,000 ($5,840,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center that did not recur; and

•	$3,469,000 ($4,738,000, pre-tax) related to the expensing of stock options upon our adoption of SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended January 31, 2008 was $171,973,000 compared to $165,328,000 for the three months ended January 31, 2007, a 4.0% increase. NOI for the year ended January 31, 2008 was $619,886,000 compared to $530,916,000 for the year ended January 31, 2007, a 16.8% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 43-54.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the three months ended January 31, 2008 was $185,065,000 compared to $174,850,000 for the three months ended January 31, 2007, a 5.8% increase. NOI for the year ended January 31, 2008 was $665,288,000 compared to $570,569,000 for the year ended January 31, 2007, a 16.6% increase. Comparable NOI increased 2.9% for the three months ended January 31, 2008 compared to the prior year. Retail and office comparable NOI increased 6.8% and 2.0% respectively, from the prior year. Hotels decreased 31.5% and our residential portfolio generated an increase of 1.4%. Comparable NOI increased 4.6% for the year ended January 31, 2008 compared to the prior year. Retail, office and hotel comparable NOI increased 6.9%, 2.1% and 4.9% respectively, from the prior year and our residential portfolio has generated an increase of 4.2%. Including the expected NOI for the twelve months following stabilization for the

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
properties that were opened, expanded or acquired through January 31, 2008, less the actual annual NOI of property disposals through January 31, 2008, NOI for Real Estate Groups would be approximately $742,000,000 for the year ended January 31, 2008. This amount includes Commercial Group land sales of $39,500,000 and income recognition on the sale of state and federal historic rehabilitation and new market tax credits of $10,800,000.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on our Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, on page 41. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the year ended January 31, 2008 decreased by 6.8% to $265,718,000 from $284,954,000 for the year ended January 31, 2007. This variance to the prior year is primarily attributable to decreased EBDT from the sale of land in our Land Development Group of $34,051,000, decreased EBDT from outlot land sales reported in our Commercial Group of $13,667,000, decreases in Tax Credit income of $15,085,000, and $9,631,000 of increased interest expense reported in corporate activities, primarily related to the Puttable Equity-Linked Senior Notes issued in October 2006. These decreases were partially offset by increased EBDT of $39,451,000 from the strong performance of our Commercial and Residential operating portfolios, as evidenced by comparable NOI growth, improved occupancies, and NOI generated from new property openings. In addition, EBDT was impacted by increases in our Military Housing business of $6,815,000 and EBDT generated from the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York of $9,832,000.
Summary of EBDT - The information in the tables on pages 41-54 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended January 31,		Years Ended January 31,

	2008	2007	2008	2007
	(in thousands)		(in thousands)

Net earnings	$12,605	$70,626	$52,425	$177,251
Depreciation and amortization – Real Estate Groups (5)	65,393	57,938	250,951	206,745
Amortization of mortgage procurement costs – Real Estate Groups (5)	3,143	2,900	13,126	10,998
Deferred income tax expense – Real Estate Groups (6)	11,283	47,102	32,864	120,230
Deferred income tax expense – Non-Real Estate Groups: (6)
Gain on disposition of other investments	404	294	347	294

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	-	-	290	-
Gain on disposition included in discontinued operations	-	(3,369)	26,834	13,829
Gain on disposition of equity method rental properties	6,458	-	6,458	2,657

Straight-line rent adjustment (3)	(7,263)	(4,198)	(16,551)	(8,757)
Preference payment (4)	936	898	3,707	898
Preferred return on disposition	-	-	5,034	-
Provision for decline in real estate, net of minority interest	3,292	-	3,292	1,923
Provision for decline in real estate of equity method rental properties	8,269	-	8,269	400
Gain on disposition of equity method rental properties	-	-	(14,392)	(7,662)
Gain on disposition of other investments	(12,286)	-	(603)	-

Discontinued operations: (1)
Gain on disposition of rental properties	(1,046)	(64,641)	(106,333)	(351,861)
Minority interest – Gain on disposition	-	-	-	118,009

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$91,188	$107,550	$265,718	$284,954

(1)
Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)
The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) preferred payment classified as minority interest expense on the Company’s Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). See our discussion of EBDT in the news release.

(3)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)
The Forest City Ratner Companies portfolio became a wholly-owned subsidiary of the Company November 8, 2006 upon the issuance of the Class A Common Units in exchange for Bruce C. Ratner’s minority interests. For the first five years only, the Units that have not been exchanged are entitled to their proportionate share of an annual preferred payment of $2,500,000 plus an amount equal to the dividends paid on the same number of shares of the Company’s common stock. After five years, the Units that have not been exchanged are entitled to a payment equal to the dividends paid on an equivalent number of shares of the Company’s common stock. At January 31, 2007, the Company has recorded approximately $3,707,000 related to the annual preferred payment which is classified as minority interest expense on the Company’s consolidated statement of earnings.

(5)
The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Years Ended		Three Months Ended		Years Ended
	January 31,		January 31,		January 31,		January 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Full Consolidation	$62,642	$51,783	$232,584	$176,815	$2,653	$2,659	$11,624	$10,710
Non-Real Estate	(3,233)	(639)	(10,663)	(1,571)	-	(97)	-	(333)

Real Estate Groups Full Consolidation	59,409	51,144	221,921	175,244	2,653	2,562	11,624	10,377
Real Estate Groups related to minority interest	(1,118)	(3,074)	(7,286)	(13,588)	(114)	(161)	(730)	(1,061)
Real Estate Groups Equity Method	7,096	8,867	34,369	34,779	594	452	2,142	1,312
Real Estate Groups Discontinued Operations	6	1,001	1,947	10,310	10	47	90	370

Real Estate Groups Pro-Rata Consolidation	$65,393	$57,938	$250,951	$206,745	$3,143	$2,900	$13,126	$10,998

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(6)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended January 31,		Years Ended January 31,
		2008	2007	2008	2007
		(in thousands)		(in thousands)
(A)	Operating earnings
	Current	$(853)	$3,715	$(17,417)	$(13,643)
	Deferred	16,581	21,318	21,100	46,307

		15,728	25,033	3,683	32,664

(B)	Provision for decline in real estate
	Deferred	(1,272)	-	(1,272)	(743)
	Deferred - equity method investment	(3,195)	-	(3,195)	(155)

		(4,467)	-	(4,467)	(898)

(C)	Gain on disposition of other investments
	Current - Non-Real Estate Groups	-	-	290	-
	Deferred - Non-Real Estate Groups	-	-	(57)	-

		-	-	233	-

(D)	Gain on disposition of equity method rental properties
	Current	6,458	-	6,458	2,657
	Deferred	(1,712)	-	(2,843)	305

		4,746	-	3,615	2,962

	Subtotal (A) (B) (C) (D)
	Current	5,605	3,715	(10,669)	(10,986)
	Deferred	10,402	21,318	13,733	45,714

	Income tax expense	16,007	25,033	3,064	34,728

(E)	Discontinued operations - Rental Properties
	Operating earnings
	Current	43	(2,547)	(1,524)	(900)
	Deferred	124	1,985	1,760	2,805

		167	(562)	236	1,905

	Gain on disposition of rental properties
	Current	-	(3,369)	26,834	13,829
	Deferred	-	28,053	13,849	76,237

		-	24,684	40,683	90,066

	Deferred gain on disposition of Lumber Group
	Current	-	-	-	-
	Deferred	404	294	404	294

		404	294	404	294

	Subtotal	571	24,416	41,323	92,265

	Grand Total (A) (B) (C) (D) (E)
	Current	5,648	(2,201)	14,641	1,943
	Deferred	10,930	51,650	29,746	125,050

		$16,578	$49,449	$44,387	$126,993

	Recap of Grand Total:
	Real Estate Groups
	Current	$13,598	$98	$37,885	$15,802
	Deferred	11,283	47,102	32,864	120,230

		24,881	47,200	70,749	136,032

	Non-Real Estate Groups
	Current	(7,950)	(2,299)	(23,244)	(13,859)
	Deferred	(353)	4,548	(3,118)	4,820

		(8,303)	2,249	(26,362)	(9,039)

	Grand Total	$16,578	$49,449	$44,387	$126,993

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$275,644	$7,199	$31,776	$-	$300,221	$76,898	$6,896	$38,408	$703	$109,113
Exclude straight-line rent adjustment	(9,011)	-	-	-	(9,011)	(8)	-	-	-	(8)

Adjusted revenues	266,633	7,199	31,776	-	291,210	76,890	6,896	38,408	703	109,105

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	156,341	2,741	14,863	-	168,463	51,123	6,058	22,852	170	68,087
Exclude straight-line rent adjustment	(1,755)	-	-	-	(1,755)	-	-	-	-	-
Exclude preference payment	(936)	-	-	-	(936)	-	-	-	-	-

Adjusted operating expenses	153,650	2,741	14,863	-	165,772	51,123	6,058	22,852	170	68,087
Add interest and other income	12,486	444	1,272	-	13,314	4,225	6	1,041	191	5,451
Add equity in earnings of unconsolidated entities	17,073	32	(16,834)	-	207	(4,137)	156	3,930	-	(363)
Remove gain on disposition of equity method rental properties	(12,286)	-	12,286	-	-	-	-	-	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	8,269	-	(8,269)	-	-
Add back equity method depreciation and amortization expense	4,133	-	(4,133)	-	-	3,460	-	(3,460)	-	-

Net operating income	134,389	4,934	9,504	-	138,959	37,584	1,000	8,798	724	46,106
Interest expense, including early extinguishment of debt	63,730	12	9,504	-	73,222	14,443	446	8,798	275	23,070
Income tax expense (benefit)	3,506	-	-	-	3,506	(112)	-	-	43	(69)
Minority interest in earnings before depreciation and amortization	4,922	4,922	-	-	-	554	554	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	406	-	-	(406)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,231	$-	$-	$-	$62,231	$23,105	$-	$-	$-	$23,105

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,231	$-	$-	$-	$62,231	$23,105	$-	$-	$-	$23,105
Depreciation and amortization - Real Estate Groups	(46,181)	-	-	-	(46,181)	(19,144)	-	-	(6)	(19,150)
Amortization of mortgage procurement costs - Real Estate Groups	(2,189)	-	-	-	(2,189)	(750)	-	-	(10)	(760)
Deferred taxes - Real Estate Groups	(14,151)	-	-	-	(14,151)	(3,595)	-	-	(124)	(3,719)
Straight-line rent adjustment	7,256	-	-	-	7,256	8	-	-	-	8
Preference payment	(936)	-	-	-	(936)	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	7,540	-	7,540	-	-	-	-	-
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	-	-	(5,074)	-	(5,074)
Gain on disposition of equity method rental properties, net of tax	7,540	-	(7,540)	-	-	-	-	-	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(5,074)	-	5,074	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(6)	-	-	6	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(10)	-	-	10	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(124)	-	-	124	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$13,570	$-	$-	$-	$13,570	$(5,590)	$-	$-	$-	$(5,590)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$53,501	$5,622	$7,747	$-	$55,626	$-	$-	$9,479	$-	$9,479
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	53,502	5,622	7,747	-	55,627	-	-	9,479	-	9,479

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	28,756	1,575	4,482	-	31,663	-	-	14,565	-	14,565
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	28,756	1,575	4,482	-	31,663	-	-	14,565	-	14,565
Add interest and other income	3,621	350	63	-	3,334	-	-	(1)	-	(1)
Add equity in earnings of unconsolidated entities	2,554	-	(2,958)	-	(404)	(5,825)	-	5,825	-	-
Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense	97	-	(97)	-	-	-	-	-	-	-

Net operating income	31,018	4,397	273	-	26,894	(5,825)	-	738	-	(5,087)
Interest expense, including early extinguishment of debt	(2,332)	15	273	-	(2,074)	-	-	738	-	738
Income tax expense (benefit)	7,909	-	-	-	7,909	(3,151)	-	-	-	(3,151)
Minority interest in earnings before depreciation and amortization	4,382	4,382	-	-	-	-	-	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$21,059	$-	$-	$-	$21,059	$(2,674)	$-	$-	$-	$(2,674)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$21,059	$-	$-	$-	$21,059	$(2,674)	$-	$-	$-	$(2,674)
Depreciation and amortization - Real Estate Groups	(62)	-	-	-	(62)	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	(194)	-	-	-	(194)	-	-	-	-	-
Deferred taxes - Real Estate Groups	(6,616)	-	-	-	(6,616)	-	-	-	-	-
Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate, net of tax and minority interest	(2,020)	-	-	-	(2,020)	-	-	-	-	-
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$12,166	$-	$-	$-	$12,166	$(2,674)	$-	$-	$-	$(2,674)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$406,043	$19,717	$87,410	$703	$474,439
Exclude straight-line rent adjustment	-	-	-	-	-	(9,018)	-	-	-	(9,018)

Adjusted revenues	-	-	-	-	-	397,025	19,717	87,410	703	465,421

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	7,615	-	-	-	7,615	243,835	10,374	56,762	170	290,393
Exclude straight-line rent adjustment	-	-	-	-	-	(1,755)	-	-	-	(1,755)
Exclude preference payment	-	-	-	-	-	(936)	-	-	-	(936)

Adjusted operating expenses	7,615	-	-	-	7,615	241,144	10,374	56,762	170	287,702
Add interest and other income	670	-	-	-	670	21,002	800	2,375	191	22,768
Add equity in earnings of unconsolidated entities	-	-	-	-	-	9,665	188	(10,037)	-	(560)
Remove gain on disposition of equity method rental properties	-	-	-	-	-	(12,286)	-	12,286	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	8,269	-	(8,269)	-	-
Add back equity method depreciation and amortization expense	-	-	-	-	-	7,690	-	(7,690)	-	-

Net operating income	(6,945)	-	-	-	(6,945)	190,221	10,331	19,313	724	199,927
Interest expense, including early extinguishment of debt	15,350	-	-	-	15,350	91,191	473	19,313	275	110,306
Income tax expense (benefit)	(9,762)	-	-	-	(9,762)	(1,610)	-	-	43	(1,567)
Minority interest in earnings before depreciation and amortization	-	-	-	-	-	9,858	9,858	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	406	-	-	(406)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,533)	$-	$-	$-	$(12,533)	$91,188	$-	$-	$-	$91,188

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,533)	$-	$-	$-	$(12,533)	$91,188	$-	$-	$-	$91,188
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(65,387)	-	-	(6)	(65,393)
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,133)	-	-	(10)	(3,143)
Deferred taxes - Real Estate Groups	7,024	-	-	-	7,024	(17,338)	-	-	(124)	(17,462)
Straight-line rent adjustment	-	-	-	-	-	7,263	-	-	-	7,263
Preference payment	-	-	-	-	-	(936)	-	-	-	(936)
Gain on disposition of rental properties and other investments, net of tax	-	-	-	642	642	-	-	7,540	642	8,182
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	(2,020)	-	(5,074)	-	(7,094)
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	7,540	-	(7,540)	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(5,074)	-	5,074	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(6)	-	-	6	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(10)	-	-	10	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(124)	-	-	124	-
Deferred gain on disposition of Lumber Group	642	-	-	(642)	-	642	-	-	(642)	-

Net earnings (loss)	$(4,867)	$-	$-	$-	$(4,867)	$12,605	$-	$-	$-	$12,605

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$928,436	$41,962	$120,069	$-	$1,006,543	$274,927	$21,659	$181,397	$26,304	$460,969
Exclude straight-line rent adjustment	(30,144)	-	-	-	(30,144)	4,975	-	-	-	4,975

Adjusted revenues	898,292	41,962	120,069	-	976,399	279,902	21,659	181,397	26,304	465,944

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	496,402	12,825	63,241	-	546,818	189,657	18,143	118,090	20,055	309,659
Exclude straight-line rent adjustment	(8,615)	-	-	-	(8,615)	-	-	-	-	-
Exclude preference payment	(3,707)	-	-	-	(3,707)	-	-	-	-	-

Adjusted operating expenses	484,080	12,825	63,241	-	534,496	189,657	18,143	118,090	20,055	309,659
Add interest and other income	27,607	1,357	3,566	-	29,816	29,795	37	7,693	942	38,393
Add equity in earnings of unconsolidated entities	23,773	4	(23,582)	-	187	4,133	880	(4,549)	-	(1,296)
Remove gain on disposition of equity method rental properties	(12,286)	-	12,286	-	-	(2,106)	-	2,106	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	8,269	-	(8,269)	-	-
Add back equity method depreciation and amortization expense	15,854	-	(15,854)	-	-	20,390	-	(20,390)	-	-

Net operating income	469,160	30,498	33,244	-	471,906	150,726	4,433	39,898	7,191	193,382
Interest expense, including early extinguishment of debt	221,311	10,772	33,244	-	243,783	52,336	2,082	34,864	4,542	89,660
Income tax expense (benefit)	10,922	-	-	-	10,922	7,480	-	-	(1,524)	5,956
Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-
Minority interest in earnings before depreciation and amortization	19,726	19,726	-	-	-	2,351	2,351	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	4,173	-	-	(4,173)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,201	$-	$-	$-	$217,201	$97,766	$-	$-	$-	$97,766

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,201	$-	$-	$-	$217,201	$97,766	$-	$-	$-	$97,766
Depreciation and amortization - Real Estate Groups	(177,992)	-	-	-	(177,992)	(70,766)	-	-	(1,947)	(72,713)
Amortization of mortgage procurement costs - Real Estate Groups	(9,238)	-	-	-	(9,238)	(3,152)	-	-	(90)	(3,242)
Deferred taxes - Real Estate Groups	(21,435)	-	-	-	(21,435)	(3,498)	-	-	(1,760)	(5,258)
Straight-line rent adjustment	21,529	-	-	-	21,529	(4,975)	-	-	-	(4,975)
Preference payment	(3,707)	-	-	-	(3,707)	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)
Gain on disposition of rental properties and other investments, net of tax	-	-	7,540	-	7,540	-	-	1,292	64,604	65,896
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	-	-	(5,074)	-	(5,074)
Gain on disposition of equity method rental properties, net of tax	7,540	-	(7,540)	-	-	1,292	-	(1,292)	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(5,074)	-	5,074	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,947)	-	-	1,947	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,760)	-	-	1,760	-
Gain on disposition of rental properties	-	-	-	-	-	64,604	-	-	(64,604)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$33,898	$-	$-	$-	$33,898	$69,311	$-	$-	$-	$69,311

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$92,257	$7,419	$18,220	$-	$103,058	$-	$-	$24,952	$-	$24,952
Exclude straight-line rent adjustment	3	-	-	-	3	-	-	-	-	-

Adjusted revenues	92,260	7,419	18,220	-	103,061	-	-	24,952	-	24,952

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	68,084	3,493	11,630	-	76,221	-	-	42,428	-	42,428
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	68,084	3,493	11,630	-	76,221	-	-	42,428	-	42,428
Add interest and other income	13,708	1,268	211	-	12,651	-	-	63	-	63
Add equity in earnings of unconsolidated entities	5,245	-	(5,858)	-	(613)	(20,878)	-	20,840	-	(38)
Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense	267	-	(267)	-	-	-	-	-	-	-

Net operating income	43,396	5,194	676	-	38,878	(20,878)	-	3,427	-	(17,451)
Interest expense, including early extinguishment of debt	413	254	676	-	835	-	-	3,427	-	3,427
Income tax expense (benefit)	9,949	-	-	-	9,949	(8,831)	-	-	-	(8,831)
Preferred return on disposition	-	-	-	-	-	-	-	-	-	-
Minority interest in earnings before depreciation and amortization	4,940	4,940	-	-	-	-	-	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,094	$-	$-	$-	$28,094	$(12,047)	$-	$-	$-	$(12,047)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,094	$-	$-	$-	$28,094	$(12,047)	$-	$-	$-	$(12,047)
Depreciation and amortization - Real Estate Groups	(246)	-	-	-	(246)	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	(646)	-	-	-	(646)	-	-	-	-	-
Deferred taxes - Real Estate Groups	(8,103)	-	-	-	(8,103)	-	-	-	-	-
Straight-line rent adjustment	(3)	-	-	-	(3)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate, net of tax and minority interest	(2,020)	-	-	-	(2,020)	-	-	-	-	-
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$17,076	$-	$-	$-	$17,076	$(12,047)	$-	$-	$-	$(12,047)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$1,295,620	$71,040	$344,638	$26,304	$1,595,522
Exclude straight-line rent adjustment	-	-	-	-	-	(25,166)	-	-	-	(25,166)

Adjusted revenues	-	-	-	-	-	1,270,454	71,040	344,638	26,304	1,570,356

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	44,174	-	-	-	44,174	798,317	34,461	235,389	20,055	1,019,300
Exclude straight-line rent adjustment	-	-	-	-	-	(8,615)	-	-	-	(8,615)
Exclude preference payment	-	-	-	-	-	(3,707)	-	-	-	(3,707)

Adjusted operating expenses	44,174	-	-	-	44,174	785,995	34,461	235,389	20,055	1,006,978
Add interest and other income	2,258	-	-	-	2,258	73,368	2,662	11,533	942	83,181
Add equity in earnings of unconsolidated entities	-	-	-	-	-	12,273	884	(13,149)	-	(1,760)
Remove gain on disposition of equity method rental properties	-	-	-	-	-	(14,392)	-	14,392	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	8,269	-	(8,269)	-	-
Add back equity method depreciation and amortization expense	-	-	-	-	-	36,511	-	(36,511)	-	-

Net operating income	(41,916)	-	-	-	(41,916)	600,488	40,125	77,245	7,191	644,799
Interest expense, including early extinguishment of debt	63,782	-	-	-	63,782	337,842	13,108	72,211	4,542	401,487
Income tax expense (benefit)	(40,402)	-	-	-	(40,402)	(20,882)	-	-	(1,524)	(22,406)
Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-
Minority interest in earnings before depreciation and amortization	-	-	-	-	-	27,017	27,017	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	4,173	-	-	(4,173)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,296)	$-	$-	$-	$(65,296)	$265,718	$-	$-	$-	$265,718

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,296)	$-	$-	$-	$(65,296)	$265,718	$-	$-	$-	$265,718
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(249,004)	-	-	(1,947)	(250,951)
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(13,036)	-	-	(90)	(13,126)
Deferred taxes - Real Estate Groups	8,471	-	-	-	8,471	(24,565)	-	-	(1,760)	(26,325)
Straight-line rent adjustment	-	-	-	-	-	16,551	-	-	-	16,551
Preference payment	-	-	-	-	-	(3,707)	-	-	-	(3,707)
Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)
Gain on disposition of rental properties and other investments, net of tax	370	-	-	642	1,012	370	-	8,832	65,246	74,448
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	(2,020)	-	(5,074)	-	(7,094)
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	8,832	-	(8,832)	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(5,074)	-	5,074	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,947)	-	-	1,947	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,760)	-	-	1,760	-
Gain on disposition of rental properties	-	-	-	-	-	64,604	-	-	(64,604)	-
Deferred gain on disposition of Lumber Group	642	-	-	(642)	-	642	-	-	(642)	-

Net earnings (loss)	$(55,813)	$-	$-	$-	$(55,813)	$52,425	$-	$-	$-	$52,425

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$242,641	$13,874	$36,189	$(318)	$264,638	$54,227	$2,246	$48,782	$14,373	$115,136
Exclude straight-line rent adjustment	(7,020)	-	-	-	(7,020)	24	-	-	-	24

Adjusted revenues	235,621	13,874	36,189	(318)	257,618	54,251	2,246	48,782	14,373	115,160

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	135,906	3,815	21,446	173	153,710	37,246	1,094	32,498	9,667	78,317
Exclude straight-line rent adjustment	(2,797)	-	-	-	(2,797)	-	-	-	-	-
Exclude preference payment	(898)	-	-	-	(898)	-	-	-	-	-

Adjusted operating expenses	132,211	3,815	21,446	173	150,015	37,246	1,094	32,498	9,667	78,317
Add interest and other income	3,582	(579)	1,813	272	6,246	20,373	10	575	698	21,636
Add equity in earnings of unconsolidated entities	9,189	-	(6,124)	-	3,065	2,450	-	(2,993)	-	(543)
Add back equity method depreciation and amortization expense	3,970	-	(3,970)	-	-	5,349	-	(5,349)	-	-

Net operating income	120,151	9,480	6,462	(219)	116,914	45,177	1,162	8,517	5,404	57,936
Interest expense, including early extinguishment of debt	47,745	3,655	6,462	(44)	50,508	16,105	770	8,517	5,642	29,494
Income tax expense (benefit)	(3,414)	-	-	(70)	(3,484)	12,279	-	-	(2,477)	9,802
Minority interest in earnings before depreciation and amortization	5,825	5,825	-	-	-	392	392	-	-	-

Add: EBDT from discontinued operations	(105)	-	-	105	-	2,239	-	-	(2,239)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,890	$-	$-	$-	$69,890	$18,640	$-	$-	$-	$18,640

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,890	$-	$-	$-	$69,890	$18,640	$-	$-	$-	$18,640
Depreciation and amortization - Real Estate Groups	(39,024)	-	-	-	(39,024)	(17,868)	-	-	(1,001)	(18,869)
Amortization of mortgage procurement costs - Real Estate Groups	(2,129)	-	-	-	(2,129)	(724)	-	-	(47)	(771)
Deferred taxes - Real Estate Groups	(14,321)	-	-	(4)	(14,325)	8,402	-	-	(1,981)	6,421
Straight-line rent adjustment	4,223	-	-	-	4,223	(24)	-	-	-	(24)
Preference payment	(898)	-	-	-	(898)	-	-	-	-	-
Gain on disposition of rental properties, net of tax	-	-	-	-	-	-	-	-	39,197	39,197
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,001)	-	-	1,001	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(47)	-	-	47	-
Deferred taxes - Real Estate Groups	(4)	-	-	4	-	(1,981)	-	-	1,981	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	39,197	-	-	(39,197)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings	$17,737	$-	$-	$-	$17,737	$44,594	$-	$-	$-	$44,594

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$51,386	$4,080	$60,303	$-	$107,609	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	51,387	4,080	60,303	-	107,610	-	-	-	-	-

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	33,138	2,470	39,648	-	70,316	-	-	631	-	631
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	33,138	2,470	39,648	-	70,316	-	-	631	-	631
Add interest and other income	6,818	659	112	-	6,271	-	-	1	-	1
Add equity in earnings of unconsolidated entities	21,710	-	(20,637)	-	1,073	(619)	-	631	-	12
Add back equity method depreciation and amortization expense	-	-	-	-	-	-	-	-	-	-

Net operating income	46,777	2,269	130	-	44,638	(619)	-	1	-	(618)
Interest expense, including early extinguishment of debt	2,368	170	130	-	2,328	-	-	1	-	1
Income tax expense (benefit)	5,473	-	-	-	5,473	1,417	-	-	-	1,417
Minority interest in earnings before depreciation and amortization	2,099	2,099	-	-	-	-	-	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,837	$-	$-	$-	$36,837	$(2,036)	$-	$-	$-	$(2,036)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,837	$-	$-	$-	$36,837	$(2,036)	$-	$-	$-	$(2,036)
Depreciation and amortization - Real Estate Groups	(45)	-	-	-	(45)	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	(11,725)	-	-	-	(11,725)	-	-	-	-	-
Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings	$25,066	$-	$-	$-	$25,066	$(2,036)	$-	$-	$-	$(2,036)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2007 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$348,254	$20,200	$145,274	$14,055	$487,383
Exclude straight-line rent adjustment	-	-	-	-	-	(6,995)	-	-	-	(6,995)

Adjusted revenues	-	-	-	-	-	$341,259	$20,200	$145,274	$14,055	480,388

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	11,335	-	-	-	11,335	217,625	7,379	94,223	9,840	314,309
Exclude straight-line rent adjustment	-	-	-	-	-	(2,797)	-	-	-	(2,797)
Exclude preference payment	-	-	-	-	-	(898)	-	-	-	(898)

Adjusted operating expenses	11,335	-	-	-	11,335	213,930	7,379	94,223	9,840	310,614
Add interest and other income	898	-	-	-	898	31,671	90	2,501	970	35,052
Add equity in earnings of unconsolidated entities	1	-	-	-	1	32,731	-	(29,123)	-	3,608
Add back equity method depreciation and amortization expense	-	-	-	-	-	9,319	-	(9,319)	-	-

Net operating income	(10,436)	-	-	-	(10,436)	201,050	12,911	15,110	5,185	208,434
Interest expense, including early extinguishment of debt	13,131	-	-	-	13,131	79,349	4,595	15,110	5,598	95,462
Income tax expense (benefit)	(7,786)	-	-	-	(7,786)	7,969	-	-	(2,547)	5,422
Minority interest in earnings before depreciation and amortization	-	-	-	-	-	8,316	8,316	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	2,134	-	-	(2,134)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(15,781)	$-	$-	$-	$(15,781)	$107,550	$-	$-	$-	$107,550

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(15,781)	$-	$-	$-	$(15,781)	$107,550	$-	$-	$-	$107,550
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(56,937)	-	-	(1,001)	(57,938)
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(2,853)	-	-	(47)	(2,900)
Deferred taxes - Real Estate Groups	580	-	-	-	580	(17,064)	-	-	(1,985)	(19,049)
Straight-line rent adjustment	-	-	-	-	-	4,198	-	-	-	4,198
Preference payment	-	-	-	-	-	(898)	-	-	-	(898)
Gain on disposition of rental properties, net of tax	-	-	-	466	466	-	-	-	39,663	39,663

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,001)	-	-	1,001	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(47)	-	-	47	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,985)	-	-	1,985	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	39,197	-	-	(39,197)	-
Deferred gain on disposition of Lumber Group	466	-	-	(466)	-	466	-	-	(466)	-

Net earnings	$(14,735)	$-	$-	$-	$(14,735)	$70,626	$-	$-	$-	$70,626

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$811,315	$80,330	$110,529	$41,880	$883,394	$194,806	$8,512	$143,042	$60,832	$390,168
Exclude straight-line rent adjustment	(15,965)	-	-	(44)	(16,009)	12	-	-	-	12

Adjusted revenues	795,350	80,330	110,529	41,836	867,385	194,818	8,512	143,042	60,832	390,180

Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	428,132	35,829	64,952	30,943	488,198	132,556	4,708	86,731	37,768	252,347
Exclude straight-line rent adjustment	(6,299)	-	-	(938)	(7,237)	-	-	-	-	-
Exclude preference payment	(898)	-	-	-	(898)	-	-	-	-	-

Adjusted operating expenses	420,935	35,829	64,952	30,005	480,063	132,556	4,708	86,731	37,768	252,347
Add interest and other income	8,019	993	1,825	878	9,729	33,337	34	1,249	952	35,504
Add equity in earnings of unconsolidated entities	23,936	-	(22,037)	-	1,899	118	-	(1,836)	-	(1,718)
Remove gain on disposition of equity method rental properties	(7,662)	-	7,662	-	-	-	-	-	-	-
Add back provision for decline in real estate of equity method rental properties	400	-	(400)	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense	12,438	-	(12,438)	-	-	23,653	-	(23,653)	-	-

Net operating income	411,546	45,494	20,189	12,709	398,950	119,370	3,838	32,071	24,016	171,619
Interest expense, including early extinguishment of debt	179,164	20,795	20,189	5,296	183,854	49,382	2,816	32,071	14,933	93,570
Income tax expense (benefit)	2,708	-	-	152	2,860	3,716	-	-	(1,052)	2,664
Minority interest in earnings before depreciation and amortization	24,699	24,699	-	-	-	1,022	1,022	-	-	-
Add: EBDT from discontinued operations	7,261	-	-	(7,261)	-	10,135	-	-	(10,135)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,236	$-	$-	$-	$212,236	$75,385	$-	$-	$-	$75,385

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,236	$-	$-	$-	$212,236	$75,385	$-	$-	$-	$75,385
Depreciation and amortization - Real Estate Groups	(131,182)	-	-	(3,497)	(134,679)	(65,093)	-	-	(6,813)	(71,906)
Amortization of mortgage procurement costs - Real Estate Groups	(7,904)	-	-	(125)	(8,029)	(2,724)	-	-	(245)	(2,969)
Deferred taxes - Real Estate Groups	(31,796)	-	-	(970)	(32,766)	3,123	-	-	(1,835)	1,288
Straight-line rent adjustment	9,666	-	-	(894)	8,772	(12)	-	-	-	(12)
Preference payment	(898)	-	-	-	(898)	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	4,700	99,323	104,023	-	-	-	43,703	43,703
Provision for decline in real estate, net of tax and minority interest	(1,180)	-	(245)	-	(1,425)	-	-	-	-	-
Gain on disposition of equity method rental properties, net of tax	4,700	-	(4,700)	-	-	-	-	-	-	-
Provision for decline in real estate of equity method rental properties, net of tax	(245)	-	245	-	-	-	-	-	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	(3,497)	-	-	3,497	-	(6,813)	-	-	6,813	-
Amortization of mortgage procurement costs - Real Estate Groups	(125)	-	-	125	-	(245)	-	-	245	-
Deferred taxes - Real Estate Groups	(970)	-	-	970	-	(1,835)	-	-	1,835	-
Straight-line rent adjustment	(894)	-	-	894	-	-	-	-	-	-
Gain on disposition of rental properties	99,323	-	-	(99,323)	-	43,703	-	-	(43,703)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings	$147,234	$-	$-	$-	$147,234	$45,489	$-	$-	$-	$45,489

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$117,230	$8,189	$82,750	$-	$191,791	$-	$-	$19,136	$-	$19,136
Exclude straight-line rent adjustment	3	-	-	-	3	-	-	-	-	-

Adjusted revenues	117,233	8,189	82,750	-	191,794	-	-	19,136	-	19,136
Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	75,546	4,870	60,147	-	130,823	-	-	30,959	-	30,959
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	75,546	4,870	60,147	-	130,823	-	-	30,959	-	30,959
Add interest and other income	18,179	1,736	246	-	16,689	-	-	(19)	-	(19)
Add equity in earnings of unconsolidated entities	39,190	-	(22,059)	-	17,131	(14,703)	-	14,654	-	(49)
Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense	-	-	-	-	-	-	-	-	-	-

Net operating income	99,056	5,055	790	-	94,791	(14,703)	-	2,812	-	(11,891)
Interest expense, including early extinguishment of debt	8,875	651	790	-	9,014	-	-	2,812	-	2,812
Income tax expense (benefit)	23,632	-	-	-	23,632	(4,361)	-	-	-	(4,361)
Minority interest in earnings before depreciation and amortization	4,404	4,404	-	-	-	-	-	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,145	$-	$-	$-	$62,145	$(10,342)	$-	$-	$-	$(10,342)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,145	$-	$-	$-	$62,145	$(10,342)	$-	$-	$-	$(10,342)
Depreciation and amortization — Real Estate Groups	(160)	-	-	-	(160)	-	-	-	-	-
Amortization of mortgage procurement costs — Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes — Real Estate Groups	(10,448)	-	-	-	(10,448)	-	-	-	-	-
Straight-line rent adjustment	(3)	-	-	-	(3)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	-	-	-	-	-
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs — Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes — Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings	$51,534	$-	$-	$-	$51,534	$(10,342)	$-	$-	$-	$(10,342)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2007 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$1,123,351	$97,031	$355,457	$102,712	$1,484,489
Exclude straight-line rent adjustment	-	-	-	-	-	(15,950)	-	-	(44)	(15,994)

Adjusted revenues	-	-	-	-	-	1,107,401	97,031	355,457	102,668	1,468,495
Operating expenses, including non-Real Estate depreciation and amortization, and amortization of mortgage procurement costs	43,073	-	-	-	43,073	679,307	45,407	242,789	68,711	945,400
Exclude straight-line rent adjustment	-	-	-	-	-	(6,299)	-	-	(938)	(7,237)
Exclude preference payment	-	-	-	-	-	(898)	-	-	-	(898)

Adjusted operating expenses	43,073	-	-	-	43,073	672,110	45,407	242,789	67,773	937,265
Add interest and other income	1,876	-	-	-	1,876	61,411	2,763	3,301	1,830	63,779
Add equity in earnings of unconsolidated entities	1	-	-	-	1	48,542	-	(31,278)	-	17,264
Remove gain on disposition of equity method rental properties	-	-	-	-	-	(7,662)	-	7,662	-	-
Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	400	-	(400)	-	-
Add back equity method depreciation and amortization expense	-	-	-	-	-	36,091	-	(36,091)	-	-

Net operating income	(41,196)	-	-	-	(41,196)	574,073	54,387	55,862	36,725	612,273
Interest expense, including early extinguishment of debt	48,086	-	-	-	48,086	285,507	24,262	55,862	20,229	337,336
Income tax expense (benefit)	(34,812)	-	-	-	(34,812)	(9,117)	-	-	(900)	(10,017)
Minority interest in earnings before depreciation and amortization	-	-	-	-	-	30,125	30,125	-	-	-
Add: EBDT from discontinued operations	-	-	-	-	-	17,396	-	-	(17,396)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(54,470)	$-	$-	$-	$(54,470)	$284,954	$-	$-	$-	$284,954

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(54,470)	$-	$-	$-	$(54,470)	$284,954	$-	$-	$-	$284,954
Depreciation and amortization — Real Estate Groups	-	-	-	-	-	(196,435)	-	-	(10,310)	(206,745)
Amortization of mortgage procurement costs — Real Estate Groups	-	-	-	-	-	(10,628)	-	-	(370)	(10,998)
Deferred taxes — Real Estate Groups	(2,660)	-	-	-	(2,660)	(41,781)	-	-	(2,805)	(44,586)
Straight-line rent adjustment	-	-	-	-	-	9,651	-	-	(894)	8,757
Preference payment	-	-	-	-	-	(898)	-	-	-	(898)
Gain on disposition of rental properties and other investments, net of tax	-	-	-	466	466	-	-	4,700	143,492	148,192
Provision for decline in real estate, net of tax and minority interest	-	-	-	-	-	(1,180)	-	(245)	-	(1,425)
Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	4,700	-	(4,700)	-	-
Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(245)	-	245	-	-
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	-	-	-	-	-	(10,310)	-	-	10,310	-
Amortization of mortgage procurement costs — Real Estate Groups	-	-	-	-	-	(370)	-	-	370	-
Deferred taxes — Real Estate Groups	-	-	-	-	-	(2,805)	-	-	2,805	-
Straight-line rent adjustment	-	-	-	-	-	(894)	-	-	894	-
Gain on disposition of rental properties	-	-	-	-	-	143,026	-	-	(143,026)	-
Deferred gain on disposition of Lumber Group	466	-	-	(466)	-	466	-	-	(466)	-

Net earnings	$(56,664)	$-	$-	$-	$(56,664)	$177,251	$-	$-	$-	$177,251

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate

COMMERCIAL GROUP		Date of						Leasable
OFFICE BUILDINGS		Opening/					Leasable	Square
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings
	2 Hanson Place	2004	100.00%	100.00%	Brooklyn, NY	Bank of New York, HSBC	399,000	399,000
	35 Landsdowne Street	2002	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000
	40 Landsdowne Street	2003	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000
	45/75 Sidney Street	1999	100.00%	100.00%	Cambridge, MA	Millennium Pharmaceuticals	277,000	277,000
	65/80 Landsdowne Street	2001	100.00%	100.00%	Cambridge, MA	Partners HealthCare System	122,000	122,000
	88 Sidney Street	2002	100.00%	100.00%	Cambridge, MA	Alkermes, Inc.	145,000	145,000
	Ballston Common Office Center	2005	100.00%	100.00%	Arlington, VA	US Coast Guard	176,000	176,000
	Chase Financial Tower	1991	95.00%	100.00%	Cleveland, OH	Chase Manhattan Mortgage Corporation	119,000	119,000
+	Colorado Studios	2007	90.00%	90.00%	Denver, CO	Colorado Studios	75,000	68,000
+	Commerce Court	2007	70.00%	100.00%	Pittsburg, PA	US Bank; Wesco Distributors	377,000	377,000
	Edgeworth Building	2006	100.00%	100.00%	Richmond, VA	Heushler Flieshler	137,000	137,000
	Eleven MetroTech Center	1995	85.00%	85.00%	Brooklyn, NY	City of New York - CDCSA; E-911	216,000	184,000
	Fifteen MetroTech Center	2003	95.00%	95.00%	Brooklyn, NY	Empire Blue Cross and Blue Shield; City of New York - HRA	650,000	618,000
	Halle Building	1986	75.00%	100.00%	Cleveland, OH	Case Western Reserve University; Liggett-Stashower	412,000	412,000
	Harlem Center	2003	75.00%	75.00%	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	146,000	110,000
	Higbee Building	1990	100.00%	100.00%	Cleveland, OH	Greater Cleveland Partnership	872,000	872,000
	Illinois Science and Technology Park
	- Building A	2006	100.00%	100.00%	Skokie, IL	Evanston Northwestern Hospital	225,000	225,000
	- Building P	2006	100.00%	100.00%	Skokie, IL	Nanoink, Inc.	132,000	132,000
+	- Building Q	2007	100.00%	100.00%	Skokie, IL	Leasing in progress	158,000	158,000
	Jackson Building	1987	100.00%	100.00%	Cambridge, MA	Ariad Pharmaceuticals	99,000	99,000
*	Johns Hopkins - 855 North Wolfe Street	2008	76.60%	76.60%	East Baltimore, MD	Johns Hopkins	278,000	213,000
	Knight Ridder Building at Fairmont Plaza	1998	85.00%	85.00%	San Jose, CA	Littler Mendelson; Merrill Lynch; Calpine; UBS Financial; Camera 12 Cinemas	404,000	343,000
	M. K. Ferguson Plaza	1990	1.00%	90.00%	Cleveland, OH	Washington Group; Chase Manhattan Mortgage Corp; Educational Loan Servicing Corp; Quicken Loans	476,000	428,000
+	New York Times	2007	70.00%	100.00%	Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Company; Covington & Burling; Osler Hoskin	737,000	737,000
	Nine MetroTech Center North	1997	85.00%	85.00%	Brooklyn, NY	City of New York - Fire Department	317,000	269,000
	One MetroTech Center	1991	82.50%	82.50%	Brooklyn, NY	Keyspan; Bear Stearns	929,000	766,000
	One Pierrepont Plaza	1988	98.77%	100.00%	Brooklyn, NY	Morgan Stanley; Goldman Sachs	656,000	656,000
	Resurrection Health Care	2006	100.00%	100.00%	Skokie, IL	Leasing in progress	40,000	40,000
	Richards Building	1990	100.00%	100.00%	Cambridge, MA	Genzyme Biosurgery; Alkermes, Inc.	126,000	126,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate

COMMERCIAL GROUP	Date of						Leasable
OFFICE BUILDINGS (continued)	Opening/					Leasable	Square
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings (continued)
+ Richmond Office Park	2007	100.00%	100.00%	Richmond, VA	Anthem Blue Cross Blue Shield; The Brinks Co.; Wachovia Bank	570,000	570,000
Skylight Office Tower	1991	92.50%	100.00%	Cleveland, OH	Cap Gemini; Ulmer & Berne, LLP	320,000	320,000
Stapleton Medical Office Building	2006	90.00%	90.00%	Denver, CO	University of Colorado Hospital	45,000	41,000
Ten MetroTech Center	1992	100.00%	100.00%	Brooklyn, NY	Internal Revenue Service	409,000	409,000
Terminal Tower	1983	100.00%	100.00%	Cleveland, OH	Forest City Enterprises, Inc.	577,000	577,000
Twelve MetroTech Center	2004	80.00%	80.00%	Brooklyn, NY	National Union Fire Insurance Co.	177,000	142,000
Two MetroTech Center	1990	82.50%	82.50%	Brooklyn, NY	Securities Industry Automation Corp.; City of New York - Board of Education	521,000	430,000
University of Pennsylvania	2004	100.00%	100.00%	Philadelphia, PA	University of Pennsylvania	123,000	123,000

	Consolidated Office Buildings Subtotal					11,859,000	11,237,000

Unconsolidated Office Buildings
350 Massachusetts Ave	1998	50.00%	50.00%	Cambridge, MA	Star Market; Tofias	169,000	85,000
818 Mission Street	2008	50.00%	50.00%	San Francisco, CA	Leasing in progress	34,000	17,000
Advent Solar	2006	47.50%	47.50%	Albuquerque, NM	Advent Solar	88,000	42,000
Bulletin Building	2006	50.00%	50.00%	San Francisco, CA	Great West Life and Annuity; Corinthian School	78,000	39,000
Chagrin Plaza I & II	1969	66.67%	66.67%	Beachwood, OH	National City Bank; Benihana; H&R Block	114,000	76,000
Clark Building	1989	50.00%	50.00%	Cambridge, MA	Acambis	122,000	61,000
Emery-Richmond	1991	50.00%	50.00%	Warrensville Hts., OH	Allstate Insurance	5,000	3,000
Enterprise Place	1998	50.00%	50.00%	Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers	132,000	66,000
Liberty Center	1986	50.00%	50.00%	Pittsburgh, PA	Federated Investors	527,000	264,000
* Mesa Del Sol Town Center	2008	47.50%	47.50%	Albuquerque, NM	Lumidigm	74,000	35,000
One International Place	2000	50.00%	50.00%	Cleveland, OH	Fort Dearborn Life Ins.; Transportation Security Administration; Battelle Memorial	88,000	44,000
Signature Square I	1986	50.00%	50.00%	Beachwood, OH	Ciuni & Panichi	79,000	40,000
Signature Square II	1989	50.00%	50.00%	Beachwood, OH	Cleveland Clinic Ophthalmology; Allen Telecom, Inc.	82,000	41,000

	Unconsolidated Office Buildings Subtotal					1,592,000	813,000

	Total Office Buildings at January 31, 2008					13,451,000	12,050,000

	Total Office Buildings at January 31, 2007					11,468,000	9,495,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS

			Date of						Total		Gross
			Opening/					Total	Square	Gross	Leasable
			Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro
Name			Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Regional Malls
		Antelope Valley Mall	1990/1999	78.00%	78.00%	Palmdale, CA	Sears; JCPenney; Harris Gottschalks; Mervyn’s; Dillard’s	995,000	776,000	361,000	282,000
		Ballston Common Mall	1986/1999	100.00%	100.00%	Arlington, VA	Macy's; Sport & Health; Regal Cinemas	578,000	578,000	310,000	310,000
		Galleria at Sunset	1996/2002	100.00%	100.00%	Henderson, NV	Dillard's; Macy's; Mervyn's; JCPenney; Dick's Sporting Goods	1,048,000	1,048,000	330,000	330,000
		Mall at Robinson	2001	56.67%	100.00%	Pittsburgh, PA	Macy's; Sears; JCPenney; Dick's Sporting Goods	872,000	872,000	318,000	318,000
		Mall at Stonecrest	2001	66.67%	100.00%	Atlanta, GA	Kohl’s; Sears; JCPenney; Dillard’s; AMC Theatre; Macy’s	1,171,000	1,171,000	397,000	397,000
		Northfield at Stapleton	2005/2006	95.00%	100.00%	Denver, CO	Bass Pro; Target; Foley's; Harkins Theatre; JCPenney	1,106,000	1,106,000	476,000	476,000
*		Orchard Town Center	2008	100.00%	100.00%	Westminster, CO	JCPenney; Macy's; Target	983,000	983,000	569,000	569,000
+		Promenade Bolingbrook	2007	100.00%	100.00%	Bolingbrook, IL	Bass Pro; Macy's	750,000	750,000	430,000	430,000
*	*	Promenade in Temecula	1999/2002/2009	75.00%	75.00%	Temecula, CA	JCPenney; Sears; Macy's; Edwards Cinema	1,140,000	855,000	552,000	414,000
^	*	Ridge Hill Retail	2009/2010	70.00%	100.00%	Yonkers, NY	Leasing in progress	1,200,000	1,200,000	1,200,000	1,200,000
(4)	*	Shops at Wiregrass	2008	50.00%	100.00%	Tampa, FL	JCPenney	646,000	646,000	356,000	356,000
		Short Pump Town Center	2003/2005	50.00%	100.00%	Richmond, VA	Nordstrom; Macy's; Dillard's; Dick's Sporting Goods	1,193,000	1,193,000	502,000	502,000
		Simi Valley Town Center	2005	85.00%	100.00%	Simi Valley, CA	Macy's	612,000	612,000	351,000	351,000
		South Bay Galleria	1985/2001	100.00%	100.00%	Redondo Beach, CA	Macy's; Mervyn's; Nordstrom; AMC Theater	955,000	955,000	387,000	387,000
		Victoria Gardens	2004	80.00%	80.00%	Rancho Cucamonga, CA	Macy’s; JCPenney; AMC Theater	1,162,000	930,000	650,000	520,000

		Consolidated Regional Malls Subtotal						14,411,000	13,675,000	7,189,000	6,842,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

		Date of						Total		Gross
		Opening/					Total	Square	Gross	Leasable
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers
	42nd Street	1999	100.00%	100.00%	Manhattan, NY	AMC Theaters; Madame Tussaud’s Wax Museum; Modell’s; Dave & Buster’s	306,000	306,000	306,000	306,000
	Atlantic Center	1996	100.00%	100.00%	Brooklyn, NY	Pathmark; OfficeMax; Old Navy; Marshall’s; Sterns; Circuit City; NYC — Dept. of Motor Vehicles	399,000	399,000	392,000	392,000
	Atlantic Center Site V	1998	100.00%	100.00%	Brooklyn, NY	Modell’s	17,000	17,000	17,000	17,000
	Atlantic Terminal	2004	100.00%	100.00%	Brooklyn, NY	Target; Designer Shoe Warehouse; Chuck E. Cheese’s; Daffy’s	373,000	373,000	373,000	373,000
	Avenue at Tower City Center	1990	100.00%	100.00%	Cleveland, OH	Hard Rock Café; Morton’s of Chicago; Cleveland Cinemas	367,000	367,000	367,000	367,000
	Brooklyn Commons	2004	100.00%	100.00%	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000
	Bruckner Boulevard	1996	100.00%	100.00%	Bronx, NY	Conway; Old Navy	113,000	113,000	113,000	113,000
	Columbia Park Center	1999	75.00%	75.00%	North Bergen, NJ	Shop Rite; Old Navy; Circuit City; Staples; Bally’s; Shopper’s World	347,000	260,000	347,000	260,000
	Court Street	2000	100.00%	100.00%	Brooklyn, NY	United Artists; Barnes & Noble	103,000	103,000	103,000	103,000
	Eastchester	2000	100.00%	100.00%	Bronx, NY	Pathmark	63,000	63,000	63,000	63,000
	Forest Avenue	2000	100.00%	100.00%	Staten Island, NY	United Artists	70,000	70,000	70,000	70,000
	Grand Avenue	1997	100.00%	100.00%	Queens, NY	Stop & Shop	100,000	100,000	100,000	100,000
	Gun Hill Road	1997	100.00%	100.00%	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	147,000	147,000	147,000
	Harlem Center	2002	75.00%	75.00%	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M	126,000	95,000	126,000	95,000
	Kaufman Studios	1999	100.00%	100.00%	Queens, NY	United Artists	84,000	84,000	84,000	84,000
	Market at Tobacco Row	2002	100.00%	100.00%	Richmond, VA	Rich Foods; CVS/Pharmacy	43,000	43,000	43,000	43,000
	Northern Boulevard	1997	100.00%	100.00%	Queens, NY	Stop & Shop; Marshall’s; Old Navy	218,000	218,000	218,000	218,000
	Quartermaster Plaza	2004	100.00%	100.00%	Philadelphia, PA	Home Depot; BJ’s Wholesale; Staples; PetSmart; Walgreen’s	459,000	459,000	459,000	459,000
	Quebec Square	2002	90.00%	90.00%	Denver, CO	Wal-Mart; Home Depot; Sam’s Club; Ross Dress for Less; Office Depot; PetSmart	740,000	666,000	218,000	196,000
	Queens Place	2001	100.00%	100.00%	Queens, NY	Target; Best Buy; Macy’s Furniture; Designer Shoe Warehouse	455,000	455,000	221,000	221,000
	Richmond Avenue	1998	100.00%	100.00%	Staten Island, NY	Circuit City; Staples	76,000	76,000	76,000	76,000
	Saddle Rock Village	2005	80.00%	100.00%	Aurora, CO	Target; JoAnn Fabrics	271,000	271,000	97,000	97,000
	South Bay Southern Center	1978	100.00%	100.00%	Redondo Beach, CA	Bank of America	78,000	78,000	78,000	78,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

		Date of						Total		Gross
		Opening/					Total	Square	Gross	Leasable
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers (continued)
	Station Square	1994/2002	100.00%	100.00%	Pittsburgh, PA	Hard Rock Café; Grand Concourse Restaurant; Buca Di Beppo	288,000	288,000	288,000	288,000
+	Victoria Gardens — Bass Pro	2007	80.00%	80.00%	Rancho Cucomonga, CA	Bass Pro	180,000	144,000	180,000	144,000
*	White Oak Village	2008	50.00%	100.00%	Richmond, VA	Circuit City’s Target; Lowes; Sam’s Club; JCPenny	792,000	792,000	286,000	286,000
	Woodbridge Crossing	2002	100.00%	100.00%	Woodbridge, NJ	Great Indoors; Linens-N-Things; Circuit City; Modell’s; Thomasville Furniture; Party City	284,000	284,000	284,000	284,000

	Consolidated Specialty Retail Centers Subtotal						6,650,000	6,422,000	5,207,000	5,031,000

	Consolidated Retail Centers Total						21,061,000	20,097,000	12,396,000	11,873,000

Unconsolidated Regional Malls
	Boulevard Mall	1996/2000	50.00%	50.00%	Amherst, NY	JCPenney; Macy’s; Sears; Michael’s	908,000	454,000	331,000	166,000
	Charleston Town Center	1983	50.00%	50.00%	Charleston, WV	Macy’s; JCPenney; Sears	897,000	449,000	361,000	181,000
	San Francisco Centre	2006	50.00%	50.00%	San Francisco, CA	Nordstrom’s; Bloomingdale’s; Century Theaters	1,462,000	731,000	788,000	394,000
*	Village at Gulfstream	2009	50.00%	50.00%	Hallendale, FL	Leasing in progress	455,000	228,000	455,000	228,000

	Unconsolidated Regional Malls Subtotal						3,722,000	1,862,000	1,935,000	969,000

Unconsolidated Specialty Retail Centers
*	East River Plaza	2009	35.00%	50.00%	Manhattan, NY	Home Depot; Target; Best Buy	517,000	259,000	517,000	259,000
	Golden Gate	1958	50.00%	50.00%	Mayfield Hts., OH	OfficeMax; Old Navy; Linens-N-Things; Marshall’s; Cost Plus	362,000	181,000	362,000	181,000
	Marketplace at Riverpark	1996	50.00%	50.00%	Fresno, CA	JCPenney; Best Buy; Linens -N-Things; Marshall’s; Office Max; Old Navy; Target; Sports Authority	471,000	236,000	296,000	148,000
	Metreon	2006	50.00%	50.00%	San Francisco, CA	Lowes; IMAX	290,000	145,000	290,000	145,000
	Plaza at Robinson Town Center	1989	50.00%	50.00%	Pittsburgh, PA	T.J. Maxx; Marshall’s; CompUSA; IKEA; Value City; JoAnn Fabrics	507,000	254,000	507,000	254,000

	Unconsolidated Specialty Retail Centers Subtotal						2,147,000	1,075,000	1,972,000	987,000

	Unconsolidated Retail Centers Total						5,869,000	2,937,000	3,907,000	1,956,000

	Total Retail Centers at January 31, 2008						26,930,000	23,034,000	16,303,000	13,829,000

	Total Retail Centers at January 31, 2007						24,252,000	20,672,000	14,402,000	12,151,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
HOTELS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata			Hotel Rooms at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Rooms	Pro-Rata %

Consolidated Hotels
Charleston Marriott	1983	95.00%	100.00%	Charleston, WV	352	352
Ritz-Carlton, Cleveland	1990	95.00%	100.00%	Cleveland, OH	206	206
Sheraton Station Square	1998/2001	100.00%	100.00%	Pittsburgh, PA	399	399

Consolidated Hotels Subtotal					957	957

Unconsolidated Hotels
Courtyard by Marriott	1985	3.97%	3.97%	Detroit, MI	250	10
Westin Convention Center	1986	50.00%	50.00%	Pittsburgh, PA	616	308

Unconsolidated Hotels Subtotal					866	318

Total Hotel Rooms at January 31, 2008					1,823	1,275

Total Hotel Rooms at January 31, 2007					2,033	1,380

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities
	100 Landsdowne Street	2005	100.00%	100.00%	Cambridge, MA	203	203
	101 San Fernando	2000	66.50%	95.00%	San Jose, CA	323	307
	1251 S. Michigan	2006	100.00%	100.00%	Chicago, IL	91	91
	American Cigar Company	2000	100.00%	100.00%	Richmond, VA	171	171
	Ashton Mill	2005	90.00%	100.00%	Cumberland, RI	193	193
	Autumn Ridge	2002	100.00%	100.00%	Sterling Heights, MI	251	251
	Botanica on the Green (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	78	70
+	Botanica II	2007	90.00%	90.00%	Denver, CO	154	139
	Bowin	1998	1.99%	95.05%	Detroit, MI	193	183
	Cambridge Towers	2002	100.00%	100.00%	Detroit, MI	250	250
+	Cameron Kinney	2007	100.00%	100.00%	Richmond, VA	259	259
	Consolidated-Carolina	2003	89.99%	100.00%	Richmond, VA	158	158
	Coraopolis Towers	2002	80.00%	80.00%	Coraopolis, PA	200	160
	Crescent Flats (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	66	59
	Cutter’s Ridge at Tobacco Row	2006	100.00%	100.00%	Richmond, VA	12	12
^ *	Dallas Mercantile	2008	100.00%	100.00%	Dallas, TX	366	366
	Donora Towers	2002	100.00%	100.00%	Donora, PA	103	103
	Drake	1998	1.99%	95.05%	Philadelphia, PA	283	269
	Easthaven at the Village (formerly Village Green)	1994-1995	100.00%	100.00%	Beachwood, OH	360	360
	Emerald Palms	1996/2004	100.00%	100.00%	Miami, FL	505	505
	Grand	1999	85.50%	85.50%	North Bethesda, MD	549	469
	Grand Lowry Lofts	2000	100.00%	100.00%	Denver, CO	261	261
	Grove	2003	100.00%	100.00%	Ontario, CA	101	101
*	Haverhill	2009	100.00%	100.00%	Haverhill, MA	305	305
	Heritage	2002	100.00%	100.00%	San Diego, CA	230	230
	Independence Place II	2003	100.00%	100.00%	Parma Hts., OH	201	201
	Kennedy Biscuit Lofts	1990	2.99%	100.00%	Cambridge, MA	142	142
	Knolls	1995	1.00%	100.00%	Orange, CA	260	260
	Lakeland	1998	1.98%	94.10%	Pontiac, MI	200	188
	Lenox Club	1991	95.00%	95.00%	Arlington, VA	385	366

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities (continued)
	Lenox Park	1992	95.00%	95.00%	Silver Spring, MD	406	386
	Lofts at 23 Sidney	2005	100.00%	100.00%	Cambridge, MA	51	51
	Lofts at 1835 Arch	2001	1.99%	95.05%	Philadelphia, PA	191	182
*	Lucky Strike	2008	100.00%	100.00%	Richmond, VA	131	131
	Metro 417	2005	75.00%	100.00%	Los Angeles, CA	277	277
	Metropolitan	1989	100.00%	100.00%	Los Angeles, CA	270	270
	Midtown Towers	1969	100.00%	100.00%	Parma, OH	635	635
	Museum Towers	1997	100.00%	100.00%	Philadelphia, PA	286	286
	One Franklintown	1988	100.00%	100.00%	Philadelphia, PA	335	335
	Parmatown Towers and Gardens	1972-1973	100.00%	100.00%	Parma, OH	412	412
	Pavilion	1992	95.00%	95.00%	Chicago, IL	1,114	1,058
	Plymouth Square	2003	100.00%	100.00%	Detroit, MI	280	280
	Queenswood	1990	100.00%	100.00%	Corona, NY	296	296
	Sky55	2006	100.00%	100.00%	Chicago, IL	411	411
	Southfield	2002	100.00%	100.00%	Nottingham, MD	212	212
+	Wilson Building	2007	100.00%	100.00%	Dallas, TX	143	143

	Consolidated Apartment Communities Subtotal					12,303	11,997

Consolidated Supported Living Apartments
	Forest Trace	2000	100.00%	100.00%	Lauderhill, FL	322	322
	Sterling Glen of Glen Cove	2000	100.00%	100.00%	Glen Cove, NY	80	80
	Sterling Glen of Great Neck	2000	100.00%	100.00%	Great Neck, NY	142	142
	Sterling Glen of Lynbrook	2005	100.00%	100.00%	Lynbrook, NY	130	130
	Sterling Glen of Rye Brook	2004	100.00%	100.00%	Rye Brook, NY	168	168

	Consolidated Supported Living Apartments Subtotal					842	842

	Consolidated Apartments Total					13,145	12,839

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities
++	Arbor Glen	2001-2007	50.00%	50.00%	Twinsburg, OH	288	144
	Bayside Village	1988-1989	50.00%	50.00%	San Francisco, CA	862	431
	Big Creek	1996-2001	50.00%	50.00%	Parma Hts., OH	516	258
	Boulevard Towers	1969	50.00%	50.00%	Amherst, NY	402	201
(3)	Brookpark Place	1976	100.00%	100.00%	Wheeling, WV	152	152
	Brookview Place	1979	3.00%	3.00%	Dayton, OH	232	7
(3)	Burton Place	1999	90.00%	90.00%	Burton, MI	200	180
	Camelot	1967	50.00%	50.00%	Parma Hts., OH	151	76
(3)	Carl D. Perkins	2002	100.00%	100.00%	Pikeville, KY	150	150
(3)	Cedar Place	1974	2.39%	100.00%	Lansing, MI	220	220
	Cherry Tree	1996-2000	50.00%	50.00%	Strongsville, OH	442	221
	Chestnut Lake	1969	50.00%	50.00%	Strongsville, OH	789	395
	Clarkwood	1963	50.00%	50.00%	Warrensville Hts., OH	568	284
^ * ++	Cobblestone Court Apartments	2006-2008	50.00%	50.00%	Painesville, OH	304	152
	Colonial Grand	2003	50.00%	50.00%	Tampa, FL	176	88
	Connellsville Towers	1981	7.96%	7.96%	Connellsville, PA	111	9
	Coppertree	1998	50.00%	50.00%	Mayfield Hts., OH	342	171
	Deer Run	1987-1989	43.03%	43.03%	Twinsburg, OH	562	242
	Eaton Ridge	2002-2004	50.00%	50.00%	Sagamore Hills, OH	260	130
(3)	Farmington Place	1980	100.00%	100.00%	Farmington, MI	153	153
	Fenimore Court	1982	7.06%	50.00%	Detroit, MI	144	72
	Fort Lincoln II	1979	45.00%	45.00%	Washington, D.C.	176	79
	Fort Lincoln III & IV	1981	24.90%	24.90%	Washington, D.C.	306	76
(3)	Frenchtown Place	1975	4.92%	100.00%	Monroe, MI	151	151
(3)	Glendora Gardens	1983	1.99%	99.00%	Glendora, CA	105	104
	Granada Gardens	1966	50.00%	50.00%	Warrensville Hts., OH	940	470
	Hamptons	1969	50.00%	50.00%	Beachwood, OH	651	326
	Hunter’s Hollow	1990	50.00%	50.00%	Strongsville, OH	208	104
	Independence Place I	1973	50.00%	50.00%	Parma Hts., OH	202	101

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/					Leasable
		Acquisition/	Legal	Pro-Rata		Leasable	Units at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	Rata %

Unconsolidated Apartment Communities (continued)
	Liberty Hills	1979-1986	50.00%	50.00%	Solon, OH	396	198
	Met Lofts	2005	50.00%	50.00%	Los Angeles, CA	264	132
(3)	Millender Center	1985	3.97%	100.00%	Detroit, MI	339	339
(3)	Miramar Towers	1980	1.99%	100.00%	Los Angeles, CA	157	157
	Newport Landing	2002-2005	50.00%	50.00%	Coventry, OH	336	168
	Noble Towers	1979	50.00%	50.00%	Pittsburgh, PA	133	67
	North Port Village	1981	27.00%	27.00%	Port Huron, MI	251	68
	Nu Ken Tower (Citizen’s Plaza)	1981	8.84%	50.00%	New Kensington, PA	101	51
(3)	Oceanpointe Towers	1980	1.99%	100.00%	Long Branch, NJ	151	151
(3)	Panorama Towers	1978	99.00%	99.00%	Panorama City, CA	154	152
(3)	Park Place Towers	1975	2.39%	100.00%	Mt. Clemens, MI	187	187
	Parkwood Village	2001-2002	50.00%	50.00%	Brunswick, OH	204	102
	Pebble Creek	1995-1996	50.00%	50.00%	Twinsburg, OH	148	74
(3)	Perrytown	1973	4.92%	100.00%	Pittsburgh, PA	231	231
(3)	Pine Grove Manor	1973	1.99%	100.00%	Muskegon Township, MI	172	172
^ ++	Pine Ridge Valley	1967-1974, 2005-2007	50.00%	50.00%	Willoughby Hills, OH	1,309	655
(3)	Potomac Heights Village	1981	1.99%	100.00%	Keyser, WV	141	141
	Residences at University Park	2002	25.00%	40.00%	Cambridge, MA	135	54
(3)	Riverside Towers	1977	2.96%	100.00%	Coshocton, OH	100	100
	Settler’s Landing at Greentree	2001-2004	50.00%	50.00%	Streetsboro, OH	408	204
(3)	Shippan Avenue	1980	100.00%	100.00%	Stamford, CT	148	148
	St. Mary’s Villa	2002	35.22%	35.22%	Newark, NJ	360	127
^ *	Stratford Crossing	2007-2009	50.00%	50.00%	Wadsworth, OH	348	174
	Surfside Towers	1970	50.00%	50.00%	Eastlake, OH	246	123
^ *	Sutton Landing	2007-2008	50.00%	50.00%	Brimfield, OH	216	108
	Tamarac	1990-2001	50.00%	50.00%	Willoughby, OH	642	321
(3)	The Springs	1981	1.99%	100.00%	La Mesa, CA	129	129
(3)	Tower 43	2002	100.00%	100.00%	Kent, OH	101	101

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/					Leasable
		Acquisition/	Legal	Pro-Rata		Leasable	Units at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	Rata %

Unconsolidated Apartment Communities (continued)
(3)	Towne Centre Place	1975	4.43%	100.00%	Ypsilanti, MI	170	170
	Twin Lake Towers	1966	50.00%	50.00%	Denver, CO	254	127
^ *	Uptown Apartments	2008	50.00%	50.00%	Oakland, CA	665	333
	Village Center	1983	6.23%	6.23%	Detroit, MI	254	16
(3)	Village Square	1978	100.00%	100.00%	Williamsville, NY	100	100
	Westwood Reserve	2002	50.00%	50.00%	Tampa, FL	340	170
	Woodgate / Evergreen Farms	2004-2006	33.00%	33.00%	Olmsted Township, OH	348	115
	Worth Street	2003	50.00%	50.00%	Manhattan, NY	330	165
(3)	Ziegler Place	1978	100.00%	100.00%	Livonia, MI	141	141

	Unconsolidated Apartment Communities Subtotal					19,872	11,118

Unconsolidated Supported-Living Apartments
	Classic Residence by Hyatt	1989	50.00%	50.00%	Teaneck, NJ	220	110
	Classic Residence by Hyatt	1990	50.00%	50.00%	Chevy Chase, MD	339	170
	Classic Residence by Hyatt	2000	50.00%	50.00%	Yonkers, NY	310	155

	Unconsolidated Supported-Living Apartments Subtotal					869	435

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/					Leasable
		Acquisition/	Legal	Pro-Rata		Leasable	Units at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	Rata %

Unconsolidated Military Housing
^ *	Air Force Academy	2007-2009	50.00%	50.00%	Colorado Springs, CO	427	214
*	Hawaii Phase IV	2007-2014	10.00%	10.00%	Kaneohe, HI	917	92
^ *	Midwest Millington	2008-2009	25.00%	25.00%	Memphis, TN	318	80
^ *	Military Housing - Marines, Hawaii Increment II	2007-2010	10.00%	10.00%	Honolulu, HI	1,175	118
^ *	Military Housing - Navy, Hawaii Increment III	2007-2010	10.00%	10.00%	Honolulu, HI	2,519	252
^ *	Navy Midwest	2006-2009	25.00%	25.00%	Chicago, IL	1,658	415
^ *	Ohana Military Communities, Hawaii Increment I	2005-2008	10.00%	10.00%	Honolulu, HI	1,952	195
*	Pacific Northwest Communities	2007-2010	20.00%	20.00%	Seattle, WA	2,986	597

	Unconsolidated Military Housing Subtotal					11,952	1,963

	Unconsolidated Apartments Total					32,693	13,516

	Combined Apartments Total					45,838	26,355

	Federally Subsidized Housing (Total of 8 Buildings)					1,260

	Total Apartment Units at January 31, 2008					47,098

	Total Apartment Units at January 31, 2007					43,252

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
CONDOMINIUMS

		Date of
		Opening/							Units Sold
		Acquisition/	Legal	Pro-Rata			Total Units at	Units Sold as	as of 1/31/08 at
Name		Expansion	Ownership (1)	Ownership (2)	Location	Total Units	Pro-Rata %	of 1/31/08	Pro-Rata %

Unconsolidated For Sale Condominiums
	1100 Wilshire	2006-2007	40.00%	40.00%	Los Angeles, CA	228	91	164	66
+	Mercury	2007-2008	50.00%	50.00%	Los Angeles, CA	240	120	76	38
^*	Central Station	1995-2009	25.00%	25.00%	Chicago, IL	4,549	1,137	3,475	869

	Unconsolidated For Sale Condominiums Total					5,017	1,348	3,715	973

Total For Sale Condominiums at January 31, 2008						5,017

*	Property under construction as of January 31, 2008.

**	Expansion of property under construction as of January 31, 2008.

+	Property opened or acquired in 2007.

++	Expansion of property.

^	Property to open in phases.

(1)	Represents the Company’s share of a property’s profits and losses upon settlement of any preferred returns to which the Company or its partner(s) may be entitled.

(2)	Represents the Company’s share of a property’s profits and losses adjusted for any preferred returns to which the Company or its partner(s) may be entitled.

(3)
This property is reported on the equity method of accounting as the US Department of Housing and Urban Development is the primary beneficiary of the property primarily due to the fact that they are either the lender on the mortgage or the guarantor of the mortgage.

(4)
As of January 31, 2008, Shops at Wiregrass was funded 50% by Forest City. Since this date, Forest City has entered into an agreement to pay back the original partner’s contributions and will fund 100% going forward.